UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
KITE REALTY GROUP TRUST
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

KITE®

KITE
ARITZIA

WHOLE FOODS MARKET

TRADER JOE'S

LOUIS VUITTON

2026
PROXY
STATEMENT
April 1, 2026
Dear Fellow Shareholder:
I am pleased to invite you to the 2026 annual meeting of shareholders (the “Annual
Meeting”) of Kite Realty Group Trust (“KRG”), which will be held on Thursday,
May 14, 2026, at 9:00 a.m. EDT at Kite Realty Group Trust, 30 South Meridian
Street, Suite 800, Indianapolis, Indiana 46204. At the Annual Meeting, shareholders will vote on the business items listed in the Notice of Annual Meeting of
Shareholders. The Proxy Statement accompanying this letter provides further information regarding these proposals.
I sincerely hope that you will attend and participate in the Annual Meeting.
Regardless of your ability to join, it is important that your shares are represented through voting. We have elected to provide access to our proxy materials on the
Internet under the U.S. Securities and Exchange Commission’s “notice and access”
rules instead of mailing printed copies of those materials to each shareholder. We have sent to our shareholders a Notice of Internet Availability of Proxy Materials
that provides instructions on how to access our proxy materials, which are available on the Internet at www.proxyvote.com.
At the Annual Meeting, Bonnie S. Biumi will not stand for reelection as a trustee.
The Board of Trustees and management wholeheartedly thank Ms. Biumi for her service and considerable contributions to KRG since joining our Board in 2021.
We encourage you to review the information contained in the Proxy Statement.
After your review, we hope that you will vote in accordance with the Board of
Trustees’ recommendations. Your vote is important, and we appreciate your continued support.
I hope to see you at the Annual Meeting.
Sincerely,
JOHN A. KITE
Chairman of the Board and
Chief Executive Officer
kiterealty.com
KITE REALTY GROUP TRUST
30 South Meridian Street, Suite 1100
Indianapolis, Indiana 46204
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 14, 2026
Dear Shareholder:
You are cordially invited to attend our 2026 annual meeting of shareholders
(the “Annual Meeting”).
ITEMS OF BUSINESS:
WHEN:
9:00 a.m. EDT
on Thursday,
May 14, 2026
WHERE:
Kite Realty Group Trust
30 South Meridian Street
Suite 800
Indianapolis, Indiana 46204
WHO CAN VOTE:
Shareholders of record at
the close of business on
March 18, 2026 will be
entitled to notice of and to
vote at the Annual Meeting
or any adjournments or
postponements of the
meeting.

•To elect 10 trustees to serve one-year terms expiring in 2027;
•To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Shareholders will also transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
VOTING BY PROXY:
Pursuant to the U.S. Securities and Exchange Commission’s “notice and access” rules, shareholders may access our proxy statement, the proxy card and our 2025 annual report online at www.proxyvote.com.
If you received printed materials, you may vote (i) by mail by marking, signing and dating your proxy card and returning it promptly in the postage-paid envelope provided, (ii) by telephone by following the “Vote by Phone”
instructions on the proxy card, or (iii) online by following the “Vote by
Internet” instructions on the proxy card.
Even if you plan to attend the Annual Meeting, we urge you to vote now. If you attend the meeting, you may withdraw your proxy and vote in person if you so desire.
By Order of the Board of Trustees,
DEAN J. PAPADAKIS
Senior Vice President, Chief Legal Officer and Corporate Secretary
2026
PROXY STATEMENT
SUMMARY
ANNUAL MEETING OF
SHAREHOLDERS
DATE:
Thursday, May 14, 2026
TIME:
9:00 a.m. EDT
LOCATION:
Kite Realty Group Trust
30 South Meridian Street, Suite 800
Indianapolis, Indiana 46204
RECORD DATE:
Close of business on March 18, 2026
ITEMS OF BUSINESS:
VOTE REQUIRED AND RECOMMENDATION

OUR BOARD AT A GLANCE
JOHN A. KITE Chairman of the Board of Trustees and CEO	Age: 60
INDEPENDENT TRUSTEES DERRICK BURKS Lead Independent Trustee	Age: 69
BONNIE S. BIUMI*	Age: 63
VICTOR J. COLEMAN	Age: 64
STEVEN P. GRIMES	Age: 59
CHRISTIE B. KELLY	Age: 64
PETER L. LYNCH	Age: 74
DAVID R. O’REILLY	Age: 51
BARTON R. PETERSON	Age: 67
CHARLES H. WURTZEBACH, PH.D.	Age: 77
CAROLINE L. YOUNG	Age: 61

Proposals	Board Recommendation
PROPOSAL 1: Election of Trustees	FOR EACH NOMINEE See Page 4
PROPOSAL 2: Advisory Vote on Named Executive Officer Compensation	FOR See Page 25
PROPOSAL 3: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR See Page 52
This summary highlights information contained elsewhere in the Proxy
Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

* Trustee is not standing for reelection at the Annual Meeting.
FINANCIAL HIGHLIGHTS

Year Ended December 31	2023	2024	2025
Total Revenue	$821.3M	$837.5M	$844.4M
Net Income per Diluted Common Share	$0.22	$0.02	$1.37
NAREIT FFO per Wtd. Avg. Diluted Common Share	$2.03	$2.07	$2.10
Core FFO per Wtd. Avg. Diluted Common Share	$1.90	$1.99	$2.06
Cash Dividend Paid per Common Share	$0.96	$1.01	$1.08
Operating Properties Leased Percentage	93.7%	94.2%	94.4%
RENT GROWTH

Improvement in Embedded Rent Growth (Q1 2024-Q4 2025)

156
164
167
166
168
171
178
180
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

ABR PSF
$15.53
$16.07
$16.84
$17.83
$18.42
$19.36
$20.02
$20.70
$21.15
$22.63
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

ENHANCED PORTFOLIO OF DURABLE CASH FLOW

	Neighborhood Centers & Local Community Centers (<200,000 Owned GLA)	Regional Community Centers (≥200,000 Owned GLA)	Power Centers	Lifestyle/Mixed-Use
% of Wtd. ABR - Q4’25	39%	19%	14%	27%
% of Wtd. ABR - Q4’22	36%	21%	19%	22%
Change in % of Wtd. ABR	+300 bps	(200 bps)	(500 bps)	+500 bps
Embedded Rent Bumps	183 bps	155 bps	153 bps	210 bps
Retail ABR psf	$22.14	$18.99	$16.57	$40.78

Publix
FOOD & PHARMACY

Sun Belt States
Seattle - 5%
New York - 6%
Washington, D.C. / Baltimore - 11%
Raleigh / Durham - 3%
Las Vegas - 5%
Dallas / Fort Worth - 21%
San Antonio - 2%
Houston - 2%
Atlanta - 4%
Tampa - 2%
Miami / Fort Lauderdale - 4%
Naples / Fort Myers - 2%

TRADER JOE'S · FLOWER CHILD · CAVA · HOMESENSE · KS KITCHEN SOCIAL · WHOLE FOODS MARKET

five BELOW · Rowan · Burlington · 7th Avenue · carhartt · ARITZIA

ULTA BEAUTY · SIERRA · L.L.Bean · ROWHOUSE · Lilly Pulitzer · sweetgreen

BUCK MASON · ROSS DRESS FOR LESS · DIPTYQUE PARIS · SOUTHERN TIDE · ROTHY'S · alo yoga

HIGH-QUALITY OPEN-AIR PORTFOLIO
All Company data is as of December 31, 2025 unless otherwise indicated
169	27M	$153K
Operating Properties	Total Owned GLA (SF)	Portfolio Average Household Income[1]
Predominantly Sun Belt with Strategic Gateway Components

ABR Concentration
Sun Belt Markets[2]	67%
Top 10 Population Growth States[3]	69%
Strategic Gateway Markets (DC, Seattle, and NYC)	22%

Top 5 States (Total Weighted ABR)
Texas	28%
Florida	11%
Indiana	7%
Virginia	7%
Maryland	6%
1.  3-mile demographic statistics are weighted by Q4 2025 ABR and sourced from PopStats.
2. Sun Belt states include AL, AR, AZ, CA, CO, FL, GA, KY, LA, MS, NC, NM, NV, OK, SC, TN, TX, UT and VA.
3. Source: US Census Bureau, Vintage 2024 Population Estimates from July 1, 2023 to July 1, 2024. Top 10 states include FL, TX, UT, SC, NV, IA, NC, DE, AZ, and DC.
2025 LEASING ACTIVITY HIGHLIGHTS
                      2026 Proxy Statement  /  i
TABLE OF CONTENTS

2026 Proxy Statement  /  1
PROXY STATEMENT
About the Meeting: Questions & Answers
WHY AM I RECEIVING THIS PROXY STATEMENT?
This proxy statement contains information related to the solicitation of proxies for use at our 2026 annual meeting of shareholders (the “Annual Meeting”), to be held at 9:00 a.m. EDT on Thursday, May 14, 2026, at Kite Realty Group Trust, 30
South Meridian Street, Suite 800, Indianapolis, Indiana 46204, for the purposes stated in the accompanying Notice of
Annual Meeting of Shareholders. This solicitation is made by Kite Realty Group Trust on behalf of our Board of Trustees (the
“Board”). “We,” “our,” “us,” and the “Company” refer to Kite Realty Group Trust. This proxy statement, the proxy card and our 2025 annual report to shareholders are first being mailed and made available online to shareholders beginning on or about April 1, 2026.
WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING? HOW DOES THE BOARD
RECOMMEND THAT I VOTE? WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE
PROPOSALS? WHAT EFFECT WILL ABSTENTIONS AND BROKER NON-VOTES HAVE?

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
PROPOSAL 1: Election of Trustee	For, Against or Abstain on each Nominee	FOR each Nominee	Majority of votes cast	No effect	No effect
PROPOSAL 2: Advisory Vote on Named Executive Officer Compensation	For, Against or Abstain	FOR	Majority of votes cast	No effect	No effect
PROPOSAL 3: Ratification of the Appointment of KPMG LLP	For, Against or Abstain	FOR	Majority of votes cast	No effect	Brokers have discretion to vote
A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The close of business on March 18, 2026 is the record date for the Annual Meeting. Only holders of record of our common shares at the close of business on the record date are entitled to receive notice of, to attend and to vote at the Annual
Meeting. Our common shares constitute the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF SHAREHOLDERS?
Each common share outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the
Annual Meeting.
2  /  2026 Proxy Statement
About the Meeting: Questions & Answers
WHO CAN ATTEND THE ANNUAL MEETING?
All holders of our common shares at the close of business on March 18, 2026, the record date for the Annual Meeting, or their duly appointed proxies, are authorized to attend the Annual Meeting. If you attend the Annual Meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
Please also note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of March 18, 2026.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?
The presence at the meeting, in person or by proxy, of shareholders entitled to cast a majority of the common shares outstanding on March 18, 2026, will constitute a quorum, permitting the shareholders to conduct business at the meeting.
We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting.
As of the March 18, 2026 record date, there were 203,051,651 common shares outstanding.
HOW DO I VOTE?
If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the shareholder of record with respect to those shares and the Proxy Notice was sent directly to you. In that case, you may instruct the proxy holders named in the proxy card (the “Proxy Agents”) how to vote your common shares in one of the following ways:
•Vote online. You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have the shareholder identification number provided in the Proxy Notice.
•Vote by telephone. You also have the option to vote by telephone by calling 1-800-690-6903.
•Vote by mail. If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.
Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. EDT on Wednesday, May 13,
2026.
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Proxy Notice or these proxy materials were forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. You may also attend the meeting and vote in person if you bring the required proxy, as discussed below.
HOW ARE PROXY CARD VOTES COUNTED?
If your proxy card is properly completed and submitted, and not subsequently revoked, it will be voted as directed by you. If the proxy is submitted but voting instructions are not made, the persons designated as proxy holders on the proxy card will vote “FOR” the election of all nominees for our Board named in this proxy statement; “FOR” the advisory (non-binding)
vote on named executive officer compensation; and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and as recommended by our
Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in the proxy holders own discretion. If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to proposals for which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted as described in the prior sentence.
If your common shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the “NYSE”) (the exchange on which our common shares are traded), the brokers will vote your shares according to the specific instructions they receive from you. If a broker that holds common shares for a beneficial owner does not receive voting instructions from that owner, the broker may vote on the proposal only if it is considered a “routine” matter under the NYSE’s rules. On non-routine matters, brokers do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called “broker non-vote.”
  2026 Proxy Statement  /  3
About the Meeting: Questions & Answers
Pursuant to the rules of the NYSE, the election of trustees and the advisory (non-binding) vote on named executive officer compensation are “non-routine” matters, and a brokerage firm may not vote without instructions from its client on these matters, resulting in a broker non-vote. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a “routine” matter under the NYSE’s rules, which means that a broker has discretionary voting authority to the extent it has not received voting instructions from its client on the matter.
IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
Written ballots will be available at the meeting for shareholders of record. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
WILL ANY OTHER MATTERS BE VOTED ON?
The proposals set forth in this proxy statement constitute the only business that the Board intends to present at the Annual
Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the proxy card, or their substitutes, to vote on any other business that may properly come before the meeting. If the Annual
Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
MAY I CHANGE OR REVOKE MY VOTE AFTER I SUBMIT MY PROXY CARD?
Yes. If your shares are registered directly, you may revoke a previously granted proxy at any time before it is exercised by (i)
delivering a written notice of revocation to our Corporate Secretary at 30 South Meridian Street, Suite 1100, Indianapolis,
Indiana 46204, (ii) delivering a duly executed proxy bearing a later date to us, or (iii) attending the Annual Meeting and voting in person. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.
WHO IS SOLICITING THE PROXIES AND WHO PAYS THE COSTS?
The enclosed proxy for the Annual Meeting is being solicited by the Board. Proxies also may be solicited, without additional compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials.
You should rely only on the information provided in this proxy statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this proxy statement is accurate as of any date other than the date of this proxy statement or, where information relates to another date set forth in this proxy statement, then as of that date.
4  /  2026 Proxy Statement
PROPOSAL 1:
Election of Trustees
Our Board is currently comprised of 11 trustees, each with terms expiring at the 2026 Annual Meeting. On March 18, 2026,
Bonnie S. Biumi, who has served as an independent trustee of the Company since the Company’s merger with Retail
Properties of America, Inc. (“RPAI”) in October 2021, notified the Company that she did not intend to stand for reelection at the Annual Meeting. Pursuant to our bylaws, the Board has decreased its size to 10 trustees, effective as of the Annual
Meeting.
The following 10 nominees, all of whom are currently serving as trustees of the Company, have been recommended by our
Board for reelection to serve as trustees for one-year terms until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified.
Nominees for Election at the 2026 Annual Meeting
The nominees for election at the 2026 Annual Meeting are:

John A. Kite	Derrick Burks	Victor J. Coleman
Steven P. Grimes	Christie B. Kelly	Peter L. Lynch
David R. O’Reilly	Barton R. Peterson	Charles H. Wurtzebach
Caroline L. Young
The Board knows of no reason why any nominee would be unable to serve as a trustee. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Alternatively, the Board may, as permitted by our bylaws, decrease the size of our Board.
  2026 Proxy Statement  /  5
Proposal 1: Election of Trustees
The names, principal occupations and certain other information about the trustee nominees, as well as the key qualifications that led our Corporate Governance and Nominating Committee and our Board to conclude that such person is qualified to serve as a trustee, are set forth below.

Age: 60 Trustee since: 2004 Committees: None
JOHN A. KITE
Chairman of the Board of Trustees and Chief Executive Officer
Background:
Mr. Kite has served as Chairman of the Board since December 2008, as a trustee since our formation in March 2004, and as our Chief Executive Officer since our IPO in August 2004. He also served as our President from our IPO until December 2008. From 1997 to our IPO in 2004, he served as
President and Chief Executive Officer of our predecessor and other affiliated companies (the “Kite
Companies”). Mr. Kite is responsible for the Company’s strategic planning, operations, acquisitions and capital markets activities. Mr. Kite began his career in 1987 at Harris Trust and Savings Bank in
Chicago, and he holds a B.A. in Economics from DePauw University.
Qualifications:
Mr. Kite’s long tenure as our Company’s leader provides us with stability and continuity. In particular,
Mr. Kite has in-depth, long-standing knowledge of our assets, operations, markets and employees.
Mr. Kite continues to provide our Board and management team with invaluable experience in managing and operating our real estate company.

Age: 69 Trustee since: 2021 Committees: Audit Committee, Compensation Committee (Chair)
DERRICK BURKS
Lead Independent Trustee
Background:
Mr. Burks was a partner at Ernst & Young, LLP, a public accounting firm, from June 2002 until his retirement in June 2017, and served as the managing partner of the Indianapolis office from 2004 to
2017. From 1978 to 2002, Mr. Burks was employed by Arthur Andersen LLP, a public accounting firm, where he served for three years as the managing partner of the Indianapolis office. Mr. Burks has been a director of Equity LifeStyle Properties, Inc. (NYSE: ELS), a real estate investment trust
(“REIT”), since February 2021. Mr. Burks has been a director of Duke Energy Corporation (NYSE:
DUK), one of America’s largest energy holding companies, since March 2022. Mr. Burks was previously a director of Vectren Corporation, a publicly traded regional energy company, from 2017 until the time of its sale in 2019 and was a member of its Audit Committee and Finance Committee.
He is a former member of the American Institute of CPAs and the Indiana CPA Society and a former
Commissioner of the Indiana State Board of Accountancy. Mr. Burks has been a member of the
Board of Directors of the Indiana University Foundation since 2019 and a member of the Board of
Directors of Heart Change Ministries, Inc. since 2018. He is actively involved in civic and community activities working with various agencies, including Indiana University’s Kelley School of Business
Dean’s Advisory Council. Mr. Burks received a B.S. in Accounting from Indiana University.
Qualifications:
Throughout his career, Mr. Burks has served companies in various industries, including energy, manufacturing, mass merchandising, and logistics with a focus for more than 25 years in real estate and REITs. Mr. Burks’s business experience, spanning small businesses, large international corporations and public companies, and his extensive merger and acquisition, capital markets, enterprise risk and SEC expertise, particularly in the REIT space, brings valuable insight to our Board.

6  /  2026 Proxy Statement
Proposal 1: Election of Trustees

Age: 64 Trustee since: 2012 Committees: Compensation Committee
VICTOR J. COLEMAN
Independent Trustee
Background:
Mr. Coleman has served as Chief Executive Officer and Chairman of the Board of Los Angeles-based
Hudson Pacific Properties, Inc. (NYSE: HPP), a real estate investment trust, since its IPO in 2010.
Previously, Mr. Coleman founded and served as managing partner of HPP’s predecessor, Hudson
Capital, LLC, a private real estate investment company based in Los Angeles. In 1990, Mr. Coleman co-founded and led Arden Realty, Inc. as its President and Chief Operating Officer and as a director, taking the company public on the NYSE in 1996 and selling it in 2006. Mr. Coleman is an active community leader and is on the founding Board of Directors for the Ziman Center for Real Estate at
the UCLA Anderson School of Management, and also serves on the Boards of the Ronald Reagan
UCLA Medical Center, the Fisher Center for Real Estate and Urban Economics, the Los Angeles
Sports & Entertainment Commission, and the Los Angeles Chapter of the World Presidents’
Organization. In 2015, Mr. Coleman was awarded the City of Hope’s 2015 Spirit of Life Award presented by the Los Angeles Real Estate & Construction Industries Council, and in 2019, he
received the 2019 Real Star of Hollywood Award from the Friends of the Hollywood Central Park. Mr.
Coleman also served on the board of Douglas Emmett, Inc., a publicly traded REIT, from 2006 to
2009 and is an investor in the Vegas Golden Knights, a National Hockey League team. Mr. Coleman holds an MBA from Golden Gate University and a B.A. in History from the University of California,
Berkeley.
Qualifications:
Mr. Coleman brings critical real estate investment industry expertise to our Company. He also has keen insight into the investment community as the Chairman and Chief Executive Officer of a publicly listed REIT.

Age: 59 Trustee since: 2021 Committees: Audit Committee
STEVEN P. GRIMES
Independent Trustee
Background:
Mr. Grimes joined our Board in October 2021, following our merger with RPAI. Mr. Grimes served as
RPAI’s Chief Executive Officer from 2009 until the merger, and as one of its directors since 2011.
Previously, Mr. Grimes was President of RPAI from October 2009 to May 2018; Chief Financial
Officer of RPAI from November 2007 to December 2011; Chief Operating Officer of RPAI from
November 2007 to October 2009 and Treasurer of RPAI from October 2008 to December 2011. From
February 2004 to November 2007, Mr. Grimes served as Principal Financial Officer and Treasurer and
Chief Financial Officer of Inland Western Retail Real Estate Advisory Services, Inc., RPAI’s former business manager/advisor. Previously, Mr. Grimes served as a Director with Cohen Financial, a mortgage brokerage firm, and as a senior manager with Deloitte & Touche LLP in their Chicago-based real estate practice where he was a national deputy real estate industry leader. Mr. Grimes is an active member of various real estate trade associations, including the National Association of Real
Estate Investment Trusts, the International Council of Shopping Centers, and The Real Estate
Roundtable. Mr. Grimes received a B.S. in Accounting from Indiana University.
Qualifications:
Mr. Grimes’s experience as Chief Executive Officer of RPAI prior to its merger with the Company allows him to bring valuable knowledge of RPAI’s portfolio and strategies to the Board.

  2026 Proxy Statement  /  7
Proposal 1: Election of Trustees

Age: 64 Trustee since: 2013 Committees: Corporate Governance and Nominating Committee
CHRISTIE B. KELLY
Independent Trustee
Background:
Ms. Kelly most recently served as the Executive Vice President, Chief Financial Officer and Treasurer
of Realty Income Corporation (NYSE: O), a publicly traded triple-net lease REIT, from January 2021 until retiring in December 2023. Previously, Ms. Kelly served as the Global Chief Financial Officer of
Jones Lang LaSalle Incorporated (NYSE: JLL), a publicly traded financial and professional services firm specializing in real estate. Ms. Kelly worked at Jones Lang LaSalle from July 2013 to September
2018, bringing with her 25 years of experience in financial management, mergers and acquisitions, information technology, and investment banking. From 2009 to 2013, Ms. Kelly was the Executive
Vice President and Chief Financial Officer of Duke Realty Corporation (NYSE: DRE), a publicly traded
REIT. Prior to that, she was a Senior Vice President, Global Real Estate, with Lehman Brothers where she led real estate equity syndication in the United States and Canada. Ms. Kelly spent most of her early career at General Electric, holding a variety of domestic and global leadership roles for GE Real
Estate, GE Capital, GE Corporate Audit, and GE Medical Systems. Ms. Kelly serves on the Board of
Directors for Park Hotels & Resorts Inc. (NYSE: PK), a publicly traded lodging REIT, Iron Mountain
(NYSE: IRM), a specialized REIT that serves as the global leader in storage and information management services and Legence Corp. (LGN), a publicly traded company that provides engineering, installation, and maintenance services for mission-critical systems. Ms. Kelly also serves on the board of Gilbane Inc., a privately held global building and development services company. Ms.
Kelly received a B.A. in Economics from Bucknell University, where she currently serves as an advisory Board trustee focused upon developing Real Estate as a cross-disciplinary minor.
Qualifications:
Ms. Kelly’s significant real estate and financial experience provides our Board with a strong level of knowledge and expertise regarding real estate companies. Her career as a real estate investment executive enriches our industry expertise. In particular, Ms. Kelly has first-hand and extensive experience in the development and operation of real estate assets through her roles with Realty
Income, JLL, General Electric, Lehman Brothers, and Duke Realty. Additionally, Ms. Kelly’s previous service as Chief Financial Officer at three publicly traded companies provides a valuable operational and financial accounting perspective to our Board.

8  /  2026 Proxy Statement
Proposal 1: Election of Trustees

Age: 74 Trustee since: 2021 Committees: Corporate Governance and Nominating Committee
PETER L. LYNCH
Independent Trustee
Background:
Mr. Lynch joined our Board in October 2021, following our merger with RPAI. Mr. Lynch served as one of RPAI’s directors from 2014 until the merger. Mr. Lynch served as Chairman of the Board of
Directors, President and Chief Executive Officer, from 2006 to March 2012, and Chief Executive
Officer, from 2004 to 2006, of Winn-Dixie Stores, Inc., a supermarket chain operating approximately
485 combination food and drug stores throughout the southern United States and a Nasdaq-listed company prior to its merger with BI-LO, LLC in December 2011. From 1998 through 2003, Mr. Lynch held various positions of increasing responsibility, including President and Chief Operating Officer and
Executive Vice President-Operations, with Albertson’s, Inc., a national retail food and drug chain comprised of 2,500 stores operating under the Albertson’s, Jewel/Osco, ACME, Sav-on and Osco names. Mr. Lynch also held executive positions with Jewel/Osco, including President of the ACME division and Senior Vice President of Store Operations. Mr. Lynch began his career with Star Markets
Company, a regional retailer, serving as Vice President of Operations and Vice President of Human
Resources before being named its President. Mr. Lynch received a B.S. in Finance from Nichols
College.
Qualifications:
Mr. Lynch’s leadership experience, including his service as President and Chief Executive Officer of a retail grocer and Nasdaq-listed company, and his knowledge of financial management, strategic business planning, mergers and acquisitions and of both retail and non-retail operations allows Mr.
Lynch to provide valuable insight in each of these areas.

Age: 51 Trustee since: 2013 Committees: Audit Committee, Compensation Committee
DAVID R. O’REILLY
Independent Trustee
Background:
Mr. O’Reilly has served as Chief Executive Officer and a Director of Howard Hughes Holdings Inc.
(“HHH”) since December 2020, where he leads one of the nation’s preeminent real estate operating platforms focused on master planned communities and mixed-use development. In this role, he has overseen the company’s continued evolution into a diversified real estate enterprise, with a focus on disciplined capital allocation, large-scale development, and long-term value creation. Mr. O’Reilly previously served as President and Chief Financial Officer of HHH, having joined the company in
2016. Prior to HHH, he held senior leadership roles at Parkway Properties, Inc., a publicly traded office REIT, where he served as Executive Vice President, Chief Investment Officer, and Chief
Financial Officer. Earlier in his career, Mr. O’Reilly held senior roles in real estate investment and capital markets, including positions with Banyan Street Capital, Eola Capital LLC, Barclays Capital Inc.,
and Lehman Brothers. Across these roles, he has led a wide range of transactions, including mergers and acquisitions, leveraged buyouts, IPOs, and structured finance transactions. Mr. O’Reilly holds a
B.S. in Civil Engineering from Tufts University and an MBA from Columbia University.
Qualifications:
Mr. O’Reilly brings extensive experience in real estate investment, development, and capital markets, as well as executive leadership of a publicly traded real estate company. His background spans capital allocation, large-scale mixed-use development, and portfolio optimization across market cycles, enabling him to provide valuable insight to the Board on strategy, investment decisions, and long-
term value creation.

  2026 Proxy Statement  /  9
Proposal 1: Election of Trustees

Age: 67 Trustee since: 2013 Committees: Corporate Governance and Nominating Committee
BARTON R. PETERSON
Independent Trustee
Background:
From January 2019 until his retirement in August 2024, Mr. Peterson served as President and Chief
Executive Officer of Christel House International, a non-profit organization dedicated to transforming the lives of impoverished children around the world through K-12 education and college and career support. Previously, Mr. Peterson served as Senior Vice President of Corporate Affairs and
Communications and as a member of the Executive Committee at Eli Lilly and Company from 2009 to
2017. Prior to joining Eli Lilly, Mr. Peterson was Managing Director at Strategic Capital Partners, LLC
from June 2008 to June 2009. During spring 2008, Mr. Peterson was a fellow with the Institute of
Politics of Harvard University’s Kennedy School of Government. During the 2008-2009 academic year,
Mr. Peterson was a Distinguished Visiting Professor of Public Policy at Ball State University. From
2000 to 2007, Mr. Peterson served two terms as Mayor of Indianapolis, Indiana. Mr. Peterson also served as President of the National League of Cities in 2007. Mr. Peterson received a B.A. in Political
Science from Purdue University and a J.D. from the University of Michigan.
Qualifications:
Mr. Peterson’s experience in corporate affairs and communications at a large publicly traded company and his significant background and stature as a business and civic leader strengthen our
Board and contribute unique experience in public outreach and governance that is invaluable to our
Company.

Age: 77 Trustee since: 2014 Committees: Audit Committee (Chair)
CHARLES H. WURTZEBACH, PH.D.
Independent Trustee
Background:
Dr. Wurtzebach was a professor and Douglas and Cynthia Crocker Endowed Director of The Real
Estate Center at DePaul University in Chicago, Illinois, from 2015 to 2022. Dr. Wurtzebach joined the faculty at DePaul University in January 2009. From 1999 to November 2008, Dr. Wurtzebach served as Managing Director and Property Chief Investment Officer of Henderson Global Investors (North
America) Inc., where he was responsible for the strategic portfolio planning and the overall management of Henderson’s North American business. Dr. Wurtzebach was President and Chief
Executive Officer of Heitman Capital Management from June 1994 to May 1998 and President of
JMB Institutional Realty from June 1991 to June 1994. In addition, Dr. Wurtzebach was the Director of the Real Estate and Urban Land Economics program within the Graduate School of Business at the
University of Texas at Austin from 1974 to 1986. Dr. Wurtzebach currently serves as an independent director of the board of directors of RREEF Property Trust, Inc. He also served as an independent director of Inland Diversified Real Estate Trust, Inc., a publicly registered, non-traded REIT, from 2009 until 2014. Dr. Wurtzebach has co-authored or co-edited several books, including Modern Real Estate, co-authored with Mike Miles, and Managing Real Estate Portfolios, co-edited with Susan Hudson-
Wilson, and numerous academic and professional articles. A frequently featured speaker at professional and academic gatherings, Dr. Wurtzebach was the 1994 recipient of the prestigious
Graaskamp Award for Research Excellence presented by the Pension Real Estate Association and is a member of the American Real Estate Society and a past president and director of the Real Estate
Research Institute. Dr. Wurtzebach obtained his B.S. in Finance from DePaul University, an MBA from Northern Illinois University, and a Ph.D. in Finance from the University of Illinois at Urbana-
Champaign.
Qualifications:
Dr. Wurtzebach brings a variety of valuable perspectives to our Board through his academic experience as a real estate professor, industry experience as an executive for investment management companies and his board experience with a public non-listed REIT.

10  /  2026 Proxy Statement
Proposal 1: Election of Trustees

Age: 61 Trustee since: 2020 Committees: Corporate Governance and Nominating Committee (Chair)
CAROLINE L. YOUNG
Independent Trustee
Background:
Ms. Young has served as the Founder and Chief Executive Officer of Craftsbury Consulting, LLC
since August 2020, which provides exit facilitation work for business owners and private equity firms, as well as one-on-one coaching, workshops and retreats focused on helping women excel in their career paths. Previously, Ms. Young was a partner at Hammond, Kennedy, Whitney & Company, Inc.
(“HKW”), a private equity firm focused on middle-market investments. For most of Ms. Young’s tenure at HKW, she was in charge of HKW divestitures, working with HKW’s portfolio companies on strategic initiatives during the hold period and then shepherding those companies through the sale process. In addition, Ms. Young served on the board of directors at numerous HKW portfolio companies including Indigo Wild, LLC, a bath, skin, home and cleaning products company; Partners In
Leadership LLC, a provider of accountability and cultural improvement training and consulting; Royal
Camp Services, LTD, a remote workforce accommodations and catering business; and Brant InStore
Corporation, a full-service printing company focused on point-of-sale marketing solutions. Prior to joining HKW in 2001, Ms. Young practiced law at the Indianapolis law firm of Wooden & McLaughlin,
LLP, representing corporate defendants in complex commercial litigation, product liability and professional malpractice cases. Ms. Young currently serves on the board of Providence Cristo Rey
High School, a college preparatory school offering a transformational educational experience to students with economic need. Ms. Young earned a B.S. from the University of Vermont, graduating summa cum laude and a J.D. from the University of Virginia School of Law.
Qualifications:
Ms. Young’s significant business and board experiences, including financial, legal and operational knowledge and expertise, provide valuable contributions to the Company and the Board.

  2026 Proxy Statement  /  11
PROPOSAL 1: Election of Trustees
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is necessary for the election of a trustee. For purposes of the election of trustees, a majority of the votes cast means that the number of votes cast “for” a trustee’s election exceeds the number of votes cast “against” that trustee’s election. Abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and thus will have no effect on the result of the vote. There is no cumulative voting with respect to the election of trustees.
Pursuant to our corporate governance guidelines, if an incumbent trustee fails to receive a majority of the votes cast in an uncontested election, the trustee will promptly offer to tender his or her resignation as a trustee, subject to acceptance by the Board.The Corporate Governance and Nominating Committee must make a recommendation to the Board as to whether to accept or reject such offer to resign or whether other action should be taken with respect to such offer to resign. The
Board must publicly disclose within 90 days of certification of the shareholder vote its decision and rationale regarding whether to accept, reject or take other action with respect to such resignation offer. If any trustee’s offer to resign is not accepted by the Board, such trustee will continue until his or her successor is elected and qualifies or his or her earlier resignation or removal. If any trustee’s offer to resign is accepted by the Board, then such trustee will thereupon cease to be a trustee of the Company, and the Board, in its sole discretion, may fill the resulting vacancy or may decrease the size of the
Board pursuant to the Company’s bylaws.
OUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE
NOMINEES SET FORTH ABOVE.
12  /  2026 Proxy Statement
PROPOSAL 1: Election of Trustees
Trustee Selection Process
QUALIFICATIONS
The Board has adopted a policy for considering potential trustee candidates to further the Corporate Governance and
Nominating Committee’s goal of ensuring that our Board consists of a diversified group of qualified individuals—in terms of age, experience, industry, gender, and ethnicity—who function effectively as a group. The policy provides that qualifications and credentials for consideration as a trustee nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for trustee must possess:
•a high degree of integrity;
•an ability to exercise sound judgment;
•an ability to make independent analytical inquiries;
•a willingness and ability to devote adequate time and resources to diligently perform Board duties; and
•a reputation, both personal and professional, consistent with the image and reputation of the Company.
As noted in our corporate governance guidelines, the Board also recognizes that it is important that each Trustee has the requisite time to devote to the oversight of the Company’s business. Our corporate governance guidelines therefore provide that our trustees should not currently serve on more than three other public company boards, and members of our Audit
Committee should not serve on more than two other public company audit committees.
In addition to the aforementioned minimum qualifications, the Corporate Governance and Nominating Committee also believes that there are other qualities and skills that, while not a prerequisite for nomination, should be taken into account when considering whether to recommend a particular person. These factors include:
•whether the person possesses specific expertise in the real estate industry and familiarity with general issues affecting the Company’s business;
•whether the person’s nomination and election would enable the Board to have a member that qualifies as an ‘‘audit committee financial expert’’ as defined by the Securities and Exchange Commission (the “SEC”);
•whether the person would qualify as an “independent” trustee under the NYSE’s listing standards and our corporate governance guidelines;
•whether the person has experience serving on boards, particularly public company boards;
•each person’s prior service on and contributions to the Board, including consideration of each person’s public company leadership positions and other outside commitments;
•the importance of continuity of the existing composition of the Board; and
•the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise
IDENTIFICATION AND EVALUATION PROCESS
The Corporate Governance and Nominating Committee will seek to identify trustee candidates based on input provided by a number of sources, including (a) Corporate Governance and Nominating Committee members, (b) other members of the
Board, and (c) shareholders of the Company. The Corporate Governance and Nominating Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates; however, we do not currently employ a search firm or pay a fee to any third party to locate qualified trustee candidates.
As part of the identification process, the Corporate Governance and Nominating Committee will evaluate the skills, expertise, and diversity—in terms of age, experience, industry, gender, and ethnicity—possessed by the current Board and whether there are additional skills, expertise, or diversity characteristics that should be added to complement the composition of the existing Board. The Corporate Governance and Nominating Committee may consult with other members of the Board in connection with the identification process. The Corporate Governance and Nominating Committee evaluates
Board composition and trustee nominations based on the qualifications, experience, and skills it believes are appropriate for effective oversight of the Company. As of the date of this proxy statement, three current members of the Board are women
(two of whom are standing for reelection at the Annual Meeting), and one current member of the Board has disclosed a racial or ethnic background other than white. Collectively, these trustees represent approximately 36% of the Board.
  2026 Proxy Statement  /  13
PROPOSAL 1: Election of Trustees
The Corporate Governance and Nominating Committee also will consider the number of trustees expected to be elected at the next annual meeting and whether existing trustees have indicated a willingness to continue to serve as trustees if re-
nominated. Once trustee candidates have been identified, the Corporate Governance and Nominating Committee then evaluates each candidate in light of his or her qualifications and credentials and any additional factors that the Corporate
Governance and Nominating Committee deems necessary or appropriate. Existing trustees who are being considered for re-
nomination will be re-evaluated as part of the Corporate Governance and Nominating Committee’s process of recommending trustee candidates. All candidates submitted by shareholders will be evaluated in the same manner as all other trustee candidates, in accordance with the procedures set forth in our bylaws.
After completing the identification and evaluation process described above, the Corporate Governance and Nominating
Committee will recommend to the Board the nomination of a number of candidates equal to the number of trustee vacancies that will exist at the annual meeting of shareholders. The Board will then select the trustee nominees for shareholders to consider and vote upon at the annual meeting.
SHAREHOLDER NOMINATIONS
For nominations of trustees for election to the Board by a shareholder, the shareholder must comply with the advance notice provisions and other requirements set forth in our bylaws. These notice provisions require that the shareholder must have given timely notice thereof in writing to our Secretary. To be timely, a shareholder’s notice must be delivered to our
Secretary at our principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. In the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting, to be timely, notice by the shareholder must be delivered not less than
90 days nor more than 120 days prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by us. The notice must set forth, as to each recommended candidate, all information required under our bylaws, including the recommended candidate’s written consent to being named in the Company’s proxy statement as a nominee and to serving as a trustee if elected.
INDEPENDENCE OF TRUSTEES
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/
corporate governance committee, compensation committee and audit committee, each comprised solely of independent trustees. Under the NYSE listing standards, no trustee of a company qualifies as “independent” unless the board of trustees of the company affirmatively determines that the trustee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with such company). In addition, the NYSE listing standards contain the following restrictions upon a listed company’s trustee independence:
•a trustee who is an employee or whose immediate family member is an executive officer of the listed company is not independent until three years after the end of such employment relationship;
•a trustee who has received or has an immediate family member who has received during any 12-month period within the last three years more than $120,000 in direct compensation from the listed company, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent;
•a trustee who is or whose immediate family member is a current partner of a firm that is the company’s internal or external auditor is not independent; a trustee who is a current employee of such a firm is not independent; a trustee who has an immediate family member who is a current employee of such a firm and who personally works on the listed company’s audit is not independent; and a trustee who was or whose immediate family member was, within the last three years (but is no longer), a partner or employee of such a firm and personally worked on the listed company’s audit within that time is not independent;
•a trustee who is employed or whose immediate family member is employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serve or served on the other company’s compensation committee is not independent until three years after the end of such service or the employment relationship; and
•a trustee who is an employee or whose immediate family member is an executive officer of another company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent.
14  /  2026 Proxy Statement
PROPOSAL 1: Election of Trustees
Our Board has evaluated the status of each trustee and has affirmatively determined, after considering all facts and circumstances, that each of our trustees other than John A. Kite is “independent” as defined in the NYSE’s listing standards.
Mr. Kite is not independent because he is an employee of the Company. In determining Mr. Grimes’s independence, the
Board considered relevant NYSE guidance and the fact that while Mr. Grimes served as the chief executive officer of RPAI prior to its merger with the Company, his employment relationship terminated upon the closing of the merger between the
Company and RPAI.
In making its independence determinations with respect to each trustee, the Board considered, among other things, relationships between the Company and its trustees and their immediate family members, as well as relationships among trustees and their immediate family members.
UPCOMING CHANGES TO THE BOARD
On March 19, 2026, Peter L. Lynch, who has served as an independent trustee of the Company since the Company’s merger with RPAI, notified the Company that he did not intend to stand for reelection at the 2027 annual meeting of shareholders.
Also on March 19, 2026, Barton R. Peterson, who has served as an independent trustee of the Company since 2013, notified the Company that he did not intend to stand for reelection at the 2027 annual meeting of shareholders. It is expected that the Board size will be decreased to eight trustees as of the 2027 annual meeting of shareholders.
Trustee Compensation
Under our trustee compensation program, for the period of service between the 2025 annual meeting and the 2026 annual meeting, each non-employee trustee received the annual compensation described below, paid in quarterly installments, for his or her service as a trustee of the Company (prorated for partial-year terms, as applicable).

2025–2026
Retainer (Cash)	$85,000
Equity (Common Shares)	$130,000
Committee Member (Cash)	Audit Committee: $12,500 Compensation Committee: $10,000 Corporate Governance and Nominating Committee: $10,000
Committee Chair (Cash)	Audit Committee: $25,000 Compensation Committee: $20,000 Corporate Governance and Nominating Committee: $20,000
Lead Independent Trustee (Cash)	$35,000
Trustee compensation is reviewed periodically (generally every two to three years) to ensure market competitiveness.
At the trustee’s election, the cash retainer may be paid in deferred share units (described below) that are fully vested on the date of grant. The common share grants are subject to a one-year vesting period. In addition, each of our trustees received, and new trustees will receive, upon initial election to our Board, 750 restricted common shares that vest one year from the date of grant.
TRUSTEE DEFERRED COMPENSATION PLAN
The Company maintains a Trustee Deferred Compensation Plan (the “Trustee Plan”), which provides a deferred compensation arrangement for non-employee trustees of the Company. Under the Trustee Plan, each non-employee trustee may elect to defer eligible fee and retainer compensation until such time as the trustee’s service on the Board is completed.
Compensation that is deferred is credited as a number of fully vested and nonforfeitable deferred share units (“share units”)
to an individual account for each trustee, with settlement of the share units deferred until the trustee’s service on the Board ends. A share unit represents an unfunded right to receive one of the Company’s common shares at a future date. Share units are credited with dividend equivalents to the extent dividends are paid on the Company’s common shares.
  2026 Proxy Statement  /  15
PROPOSAL 1: Election of Trustees
STOCK OWNERSHIP REQUIREMENTS
TRUSTEES MUST OWN
STOCK EQUAL TO
5X
ANNUAL CASH RETAINER
To ensure that all non-employee trustees hold meaningful equity ownership positions in the Company, our Board has established guidelines for non-employee trustees regarding ownership of our common shares or units of limited partnership interest of Kite Realty Group, L.P. (our “Operating Partnership”).
According to the guidelines in effect for the 2025–2026 service year, each non-
employee trustee was required to own common shares and/or units in an amount equal to at least five times the annual cash retainer paid to the trustees, to be achieved within five years of joining the Board. Each non-employee trustee is in compliance with the ownership requirement.
CONTINUING EDUCATION
In addition, in connection with the Company’s ongoing goal of improving all aspects of its corporate governance, the
Company adopted a policy to reimburse each trustee up to $2,500 per year for costs and expenses incurred by such trustee to join organizations and/or attend or participate in events or programs related to best practices regarding corporate governance.
Trustee Compensation Table
The following table provides information on the compensation of our non-employee trustees for the fiscal year ended
December 31, 2025. Mr. Kite did not receive compensation for his service as a trustee of the Company for 2025 and will not receive compensation for his service as a trustee of the Company in 2026. For information related to his compensation, please refer to the “Summary Compensation Table” included later in this document.

Name	Fees Paid in Cash	Common Share and Unit Awards(1)		Total
Bonnie S. Biumi	$97,500	$130,007		$227,507
Derrick Burks	$152,500	$130,007		$282,507
Victor J. Coleman	$47,549	$177,458	(2)	$225,007
Steven P. Grimes	$97,500	$130,007		$227,507
Christie B. Kelly	$107,500	$130,007		$237,507
Peter L. Lynch	$95,000	$130,007		$225,007
David R. O’Reilly	$107,500	$130,007		$237,507
Barton R. Peterson	$95,000	$130,007		$225,007
Charles H. Wurtzebach	$110,000	$130,007		$240,007
Caroline L. Young	$105,000	$130,007		$235,007
(1)The amounts disclosed in the “Common Share and Unit Awards” column reflect the aggregate grant date fair value of equity awards granted pursuant to the Kite Realty Group Trust 2013 Equity Incentive Plan (as amended and restated as of May 11, 2022) (the “Equity Plan”). For the annual equity grant on May 16, 2025, the number of common share awards granted was determined based on the closing price of the Company’s common stock on May 16, 2025, but the amount reflected in this column reflects the grant date fair value of such awards.
(2)In addition to the annual equity grant of 5,611 shares with a grant date fair value of $130,007, Mr. Coleman has elected to participate in the Trustee Plan, and in addition to the current receipt of $47,549 as shown and reflected in the “Fees Paid in Cash” column, he received 2,056 deferred share units (470 deferred share units with a grant date fair value of $11,863; 530 deferred share units with a grant date fair value of $11,856; 524 deferred share units with a grant date fair value of $11,869; and 532 deferred share units with a grant date fair value of $11,864).
16  /  2026 Proxy Statement
PROPOSAL 1: Election of Trustees
OUTSTANDING TRUSTEE EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2025
The following table provides information on the aggregate number of unvested share awards outstanding as of the fiscal year ended December 31, 2025, for each of the trustees included in the above Trustee Compensation Table.

Name	Unvested Restricted Common Share Awards Outstanding as of December 31, 2025(#)
Bonnie S. Biumi	5,611
Derrick Burks	5,611
Victor J. Coleman	5,611
Steven P. Grimes	5,611
Christie B. Kelly	5,611
Peter L. Lynch	5,611
David R. O’Reilly	5,611
Barton R. Peterson	5,611
Charles H. Wurtzebach	5,611
Caroline L. Young	5,611
  2026 Proxy Statement  /  17
Corporate Governance and Board Matters
The business and affairs of the Company are managed under the direction of our Board, and the Company conducts its business through meetings of the Board and its Audit Committee, Compensation Committee and Corporate Governance and
Nominating Committee.
Our corporate governance structure closely aligns our interests with those of our shareholders. Notable features include:

What we do
Trustee Independence. All but one of our current trustees and trustee nominees are
“independent” as defined by the NYSE.
Entirely Independent Committees. All members of our Audit, Compensation and Corporate
Governance and Nominating Committees are independent.
Lead Independent Trustee. Lead Independent Trustee strengthens the role of our independent trustees and encourages independent Board leadership.
Majority Voting for Trustees. Trustees must be elected by a majority of votes cast in uncontested elections, and in the event that an incumbent trustee fails to receive a majority of votes cast in an uncontested election, such incumbent trustee is required to submit his or her resignation to the Board, which will decide what action to take on the resignation, and the decision will be publicly disclosed.
Share Ownership Guidelines. Guidelines require our CEO and other named executive officers to own equity with an aggregate value of 10x and 3x base salary, respectively. All non-
employee trustees must own equity with an aggregate value of 5x their annual retainer within five years of their appointment to the Board.
Anti-Hedging Policy. Our anti-hedging policy prohibits our trustees, executives, and employees from engaging in transactions designed to hedge against losses from their share ownership.
Corporate Responsibility Task Force. A task force, led by our Chairman and Chief Executive
Officer, reviews corporate responsibility issues that are important to investors and regularly reports to the Board on the Company’s efforts. In June 2025, we published our annual
Corporate Responsibility Report.
Shareholders’ Power to Amend Bylaws. The Company’s Declaration of Trust empowers shareholders to amend the Company’s Bylaws.

What we don’t do
No Classified or Staggered Board. Our trustees are elected annually for a one-year term.
No Significant Related Party Transactions. We do not currently have any significant related party transactions, and we have robust related party transaction review and approval procedures.
Opted Out of Maryland Anti-Takeover Statutes. We opted out of the Maryland Business
Combination Statute and the Maryland Control Share Acquisition Statute.
No Poison Pill. The Company does not have a “poison pill” or shareholder rights plan.

18  /  2026 Proxy Statement
Corporate Governance and Board Matters
Board Leadership Structure
CHAIRMAN
Mr. Kite has served as Chairman of the Board since December 2008 and as our Chief Executive Officer and member of the
Board since our IPO in 2004. Mr. Kite also served as our President from our IPO to December 2008.
Periodically, the Corporate Governance and Nominating Committee considers whether the combined role of chairman and chief executive officer continues to be appropriate for our Company. The Corporate Governance and Nominating
Committee, with the consensus of the other independent trustees, has concluded that Mr. Kite’s extended tenure with our
Company provides stable leadership that is beneficial to us and our shareholders. In particular, the Board recognizes that, given Mr. Kite’s familiarity with our real estate properties and day-to-day operations and his long-standing experience with our Company, it is valuable to have him lead our Board discussions.
LEAD INDEPENDENT TRUSTEE
To strengthen the role of our independent trustees and encourage independent Board leadership, the Board established the position of lead independent trustee in connection with our IPO in August 2004. Our lead independent trustee is selected on an annual basis by the Board from among the independent trustees. Mr. Derrick Burks currently serves as our lead independent trustee and has served in that capacity since 2024. The role of the lead independent trustee, among other things, is to serve as a liaison (i) between the Board and management, including the Chief Executive Officer, (ii) among the independent trustees, and (iii) between interested third parties and the Board. In addition, our lead independent trustee meets several times a year with Mr. Kite, our Chairman and Chief Executive Officer.
The Board believes that our lead independent trustee is effective in mitigating any potential conflict of interest that might arise from the combined Chairman/Chief Executive Officer position. In particular, the Board recognizes that the lead independent trustee is actively engaged in setting Board agendas, meets regularly with our Chief Executive Officer to stay apprised of the important aspects of our business, and presides over executive sessions of the non-management trustees at least once each quarter.
EXECUTIVE SESSIONS OF NON-MANAGEMENT TRUSTEES
Pursuant to our corporate governance guidelines and the NYSE listing standards, to promote open discussion among non-
management trustees, our Board devotes a portion of each regularly scheduled Board meeting to executive sessions without management participation. The lead independent trustee presides at these sessions. In addition, our corporate governance guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent trustees.
BOARD AND COMMITTEE MEETINGS
During 2025, the Board met four times. Each trustee attended at least 75% of the meetings of the Board and applicable committees on which he or she served during his or her period of service. Trustees are expected to attend, in person, by telephone, or by videoconference, all Board meetings and meetings of committees on which they serve. In addition, pursuant to our corporate governance guidelines, trustees are expected to attend the Company’s annual meeting of shareholders. Last year, all of our trustees attended the annual meeting of shareholders.
  2026 Proxy Statement  /  19
Corporate Governance and Board Matters
Board Committees
The Board has a standing Audit Committee, Compensation Committee, and Corporate Governance and Nominating
Committee. All members of the committees described below are “independent” of the Company as that term is defined in the NYSE’s listing standards. The current membership of our committees is reflected below.
AUDIT COMMITTEE

Members:	Responsibilities:
Dr. Wurtzebach (Chair) Ms. Biumi Mr. Burks Mr. Grimes Mr. O’Reilly
The principal purpose of the Audit Committee is to assist the Board in the oversight and monitoring of:
•the integrity of our financial statements;
•our compliance with legal and regulatory requirements;
•the qualifications, independence, and performance of our independent auditors;
•audits and other services performed by our independent auditors;
•our financial statements, any significant financial reporting issues and any major issues as to the adequacy of internal controls;
•the performance of our internal audit function;
•risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity; and
•the preparation and submission of an Audit Committee Report for inclusion in the
Company’s proxy statement and/or annual report on Form 10-K.

Independence:

Our Audit Committee’s written charter requires that all members of the committee meet the independence, experience, financial literacy, and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act, and the applicable rules and regulations of the SEC, all as in effect from time to time. All of the members of the Audit Committee meet the foregoing requirements. The Board has determined that each member of the Audit Committee is an “audit committee financial expert,” as defined by the rules and regulations of the SEC.

Meetings:
The Audit Committee met four times in 2025. The Audit Committee Chair also met separately with our internal auditing personnel four times in 2025.
20  /  2026 Proxy Statement
Corporate Governance and Board Matters
COMPENSATION COMMITTEE

Members:	Responsibilities:
Mr. Burks (Chair) Mr. Coleman Mr. O’Reilly
The principal responsibilities of the Compensation Committee are to:
•establish and approve the compensation of our Chief Executive Officer and evaluate his performance in light of the Company’s goals and objectives;
•determine and approve the compensation of the other executive officers;
•recommend to the Board the compensation of trustees;
•provide a description of the processes for the determination of executive and trustee compensation for inclusion in the proxy statement;
•oversee and assist the Company in preparing the Compensation Discussion and
Analysis for inclusion in the proxy statement; and
•prepare and submit a Compensation Committee Report for inclusion in the
Company’s proxy statement.

Independence:
All of the members of our Compensation Committee are independent in accordance with the NYSE’s listing standards, our corporate governance guidelines and the Compensation Committee charter.
Meetings:
The Compensation Committee met five times in 2025.
  2026 Proxy Statement  /  21
Corporate Governance and Board Matters
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Members:	Responsibilities:
Ms. Young (Chair) Ms. Kelly Mr. Lynch Mr. Peterson
The principal responsibilities of the Corporate Governance and Nominating
Committee are to:
•identify individuals who are qualified to serve as trustees;
•recommend such individuals to the Board, either to fill vacancies that occur on the Board from time to time or in connection with the selection of trustee nominees for each annual meeting of shareholders;
•periodically assess and advise the Board with respect to Board and committee structure, size and composition to ensure the Board and its committees can effectively carry out their obligations;
•review the CEO succession plan with the Chief Executive Officer and recommend any changes to the Board;
•develop, recommend, implement, and monitor our corporate governance guidelines and our codes of business conduct and ethics;
•oversee the evaluation of the Board and its committees and management;
•ensure compliance with all NYSE corporate governance listing requirements;
•oversee, and periodically review and discuss with each of management and our
Board, the Company’s activities relating to corporate responsibility matters and the external reporting thereof; and
•review and evaluate potential related party transactions in accordance with policies and procedures adopted by the Company from time to time.

Independence:

All of the members of our Corporate Governance and Nominating Committee are
independent in accordance with the NYSE’s listing standards, our corporate governance guidelines, and our Corporate Governance and Nominating Committee
charter.

Meetings:
The Corporate Governance and Nominating Committee met four times in 2025.
Board’s Role in Risk Oversight
One of our Board’s most important roles is to oversee various risks that we may face from time to time. While the full Board has primary responsibility for risk oversight, it relies on its committees, as appropriate, to monitor and address the risks that may be within the scope of a particular committee’s expertise or charter and as provided in NYSE rules. For example, the
Audit Committee oversees the preparation and filing of our financial statements, compliance with legal and regulatory requirements and the performance of our internal audit function. The Board believes that the composition of its committees and the distribution of the particular expertise of each committee’s members make this an appropriate structure to monitor these risks more effectively. The Board or the responsible committee considers short-term, medium-term and long-term risks in exercising their oversight responsibilities and considers the immediacy and magnitude of the potential impact of a particular risk in assessing mitigation strategies. Our Board committees meet regularly to discuss these areas of risk and report back to the Board.
An important feature of the Board’s risk oversight function is to receive periodic updates from its committees and members of management, as appropriate. Each of the three standing committees addresses risks specific to its respective area of oversight as follows:
•Audit Committee: The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, and compliance with legal and regulatory requirements. Our Audit Committee reviews periodic reports from our independent registered public accounting firm regarding potential risks, including risks related to our internal controls. Our Audit Committee also: (i) annually reviews, approves and oversees an
22  /  2026 Proxy Statement
Corporate Governance and Board Matters
internal audit plan developed by our internal auditing personnel with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes; (ii) periodically meets with our internal auditing personnel to review the results of our internal audits; and (iii) directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.
Though our management is primarily responsible for our cybersecurity program and managing our cybersecurity risks, including our procedures, day-to-day operations, and any uses of artificial intelligence, our Audit Committee oversees our enterprise risk assessment and management program, which includes oversight of cybersecurity risks.
•Compensation Committee: The Compensation Committee reviews the Company’s policies and procedures with respect to risk assessment and risk management for compensating all employees of the Company on an annual basis and periodically reports its findings to the Board. The Compensation Committee does not believe there are any risks from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company.
•Corporate Governance and Nominating Committee: The Corporate Governance and Nominating Committee
monitors the general operations of the Board and the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.
In addition to getting direct information on risk management from its committees, the Board receives regular updates directly from members of executive management. In particular, due to his executive management position, Mr. Kite frequently communicates with other members of our management and periodically updates the Board on the important aspects of the Company’s day-to-day operations. The Board also receives regular updates from the Company’s internal and outside counsel regarding legal and regulatory developments and policies and mitigation plans intended to address the related risks. Mr. Kite meets or speaks with each of the trustees individually on at least an annual basis and several times each year with the lead independent trustee. Other members of management also have direct access to the chairperson of each Board committee and our lead independent trustee.
Corporate Responsibility Matters
We are dedicated to building a thriving and viable business, one that succeeds by delivering long-term value for our shareholders.
We believe that all of our stakeholders, including our shareholders, employees, customers, and communities, are best served if the Company generates consistent, sustainable returns, and we recognize the importance that corporate responsibility initiatives play in achieving that goal. This requires looking beyond short-term quarterly results. Instead, we must focus on the sustainable performance of longer-term objectives.
This long-term focus requires:
•commitment to the Company’s employees and the communities in which our properties are located;
•implementation of technologies and efficiencies that reduce our environmental impact; and
•fair and ethical treatment of the Company’s tenants and vendors by honoring its leases and other contracts and enforcing its code of business conduct and ethics.
The Company strives to be a responsible corporate citizen, and we recognize the importance that corporate responsibility initiatives play in our ability to generate long-term, sustainable returns. We maintain a cross-functional task force (the
“Corporate Responsibility Task Force”) that is comprised of senior leadership and members from various functional areas and is led by our Chief Executive Officer. The Corporate Responsibility Task Force meets quarterly to set, implement, monitor, and communicate our corporate responsibility strategy and related initiatives to our investors and other stakeholders, and it regularly reports to the Board of Trustees. These initiatives are designed to enhance long-term asset value, reduce operating costs, and improve tenant demand.
In June 2025, the Corporate Responsibility Task Force issued the Company’s annual Corporate Responsibility Report, which is published on our website and provides a comprehensive overview of our corporate responsibility strategies and initiatives.
The Company is committed to implementing sustainable business practices at our properties and is actively undertaking multiple projects to make our operations more energy efficient and reduce our environmental impact, which we believe will help us generate long-term, sustainable returns. These current projects include:
•installing LED lighting in parking lots (82% of our properties have installed such LED lighting as of December 31,
2025, which has surpassed our goal of 80% of the portfolio by the end of 2026);
•implementing smart meters and other initiatives aimed at water conservation, recycling, and waste diversion (24%
of our properties have implemented smart irrigation controls as of December 31, 2025, with a goal of 25% of the portfolio by the end of 2026). In addition, 113 properties have implemented water efficiency measures;
  2026 Proxy Statement  /  23
Corporate Governance and Board Matters
•installing electric vehicle (“EV”) charging stations (388 charging stations have been installed across 30 properties for a total of 18% of the portfolio as of December 31, 2025, with a goal of 20% of the portfolio by the end of 2026);
and
•receiving Institute of Real Estate Management certifications (135 properties or 80% of the portfolio have received such certifications as of December 31, 2025, which has surpassed our goal of 75% of the portfolio by the end of
2026).
In addition, we implemented a policy to transition landscaping in all future redevelopment projects to drought-tolerant landscaping where permitted by code. Recent business efforts encourage tenants to adopt green leases, which are also called “high-performance” or “energy-aligned” leases, to equitably share the costs and benefits of energy and water-saving improvements between building owners and tenants based on principles and best practices from the Green Lease Leaders
Reference Guide by the Institute for Market Transformation and the U.S. Department of Energy. We have also continued our partnership with One Tree Planted, a nonprofit organization committed to reforestation, and have planted over 59,000 new trees through its Project Green reforestation effort. In addition, we received approval from the Science Based Targets initiative (“SBTi”) of a science-based carbon reduction target against a 2019 Base Year. As of December 31, 2024, we have achieved a 31.5% reduction in Scope 1 and Scope 2 GHG emissions since 2019.
We are highly committed to our employees, and our policies are designed to promote fairness, equal opportunities, diversity, well-being, and professional development within the Company. Our corporate governance structure, led by our
Board of Trustees, closely aligns our interests with those of our shareholders.
We use the following tools to recognize our employees, advance our talent pool, and create a sustainable and long-term enterprise:(i) performance plans, (ii) talent recognition via our digital employee-to-employee Recognition Wall, (iii) the Level
Up award that recognizes employees who have made an extraordinary effort to help the Company achieve success, (iv) the
FOCUSED award that acknowledges employees who have embodied our FOCUSED values (forward-thinking, optimistic, collaborative, urgent, sound, empowered, and dedicated) throughout the year, (v) individual development planning, along with reward packages, and (vi) all bonus-eligible employees have a portion of their bonus directly tied to the Company’s performance. The Company also provides reimbursement opportunities for employees pursuing educational degrees or certification programs that are relevant to their roles or professional development, and we have a learning management system to enhance our employees’ technical and professional development.
Additionally, through our Kite Cares initiative, during 2025 we contributed to a wide variety of community-focused efforts, including clothing and school supply drives and fundraising to support displaced workers. The Company also volunteers the use of our properties to the Red Cross and other disaster relief organizations should the need arise.
For additional information regarding our corporate responsibility policies and initiatives, visit the Corporate Responsibility section of our website at www.kiterealty.com. Information on or accessible through our website is not and should not be considered part of this Proxy Statement.
For information on Corporate Governance matters, see page 17.
Committee Charters and Corporate Governance Documents
Our Board maintains charters for all Board committees and has adopted a written set of corporate governance guidelines, a code of business conduct and ethics, a corporate citizenship policy, a vendor code of conduct, and a code of ethics for our principal executive officers and senior financial officers, all of which are available on our website at www.kiterealty.com.
Each of these documents is also available in print to any shareholder who sends a written request to such effect to Investor
Relations, Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204. Regarding the code of ethics for our principal executive officers and senior financial officers, an amendment to, or waiver from, a provision will be posted on our website.
Communications with the Board
Shareholders and other interested parties may communicate with the Board by communicating directly with the presiding lead independent trustee by sending any correspondence they may have in writing to the “Lead Independent Trustee” c/o the Corporate Secretary of Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, who
will then directly forward such correspondence to the lead independent trustee. The lead independent trustee will decide what action, if any, should be taken with respect to the communication, including whether such communication should be reported to the Board.
24  /  2026 Proxy Statement
Corporate Governance and Board Matters
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of our Board are Derrick Burks (chairman), Victor J. Coleman, and David R.
O’Reilly, each of whom is an independent trustee. None of our named executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our
Board or the Compensation Committee. Accordingly, during 2025, there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
Executive Officers

Name	Age	Title
John A. Kite	60	Chairman of the Board of Trustees and Chief Executive Officer
Thomas K. McGowan	61	President and Chief Operating Officer
Heath R. Fear	57	President and Chief Financial Officer*
* Throughout 2025, Mr. Fear served as Executive Vice President and Chief Financial Officer. In March 2026, Mr. Fear was
appointed President of the Company in addition to his role as Chief Financial Officer.

The names, principal occupations and certain other information about our current named executive officers (“NEOs”) are set forth below, other than John A. Kite, whose background information is described above under the heading “Proposal 1—
Election of Trustees.”
THOMAS K. MCGOWAN—PRESIDENT AND CHIEF OPERATING OFFICER
Thomas K. McGowan has served as President since 2008 and Chief Operating Officer of Kite Realty Group since 2004. He is primarily responsible for new project development, land acquisition, leasing, real estate property management, and general operational and organizational functions of the development and construction departments. Before joining the Kite
Companies, Mr. McGowan worked eight years for real estate developer Mansur Development Corporation. During his more than 30-year career in real estate investment, Mr. McGowan has coordinated the development of shopping centers, Class A office buildings, medical facilities, industrial buildings, planned unit developments, and full-service hotels. Mr. McGowan graduated from Indiana University with a B.A. in Political Science.
HEATH R. FEAR—PRESIDENT AND CHIEF FINANCIAL OFFICER
Heath R. Fear has served as President and Chief Financial Officer of Kite Realty Group since March 2026 and previously served as Executive Vice President and Chief Financial Officer of Kite Realty Group from November 2018 until March 2026.
Prior to joining Kite Realty Group, Mr. Fear served as Chief Financial Officer at GGP Inc., and was previously Chief Financial
Officer at Retail Properties of America, Inc. Mr. Fear has over 30 years of experience in the real estate industry. He holds a
J.D. from the University of Illinois College of Law and a B.A. in Political Science and English from John Carroll University.
  2026 Proxy Statement  /  25
PROPOSAL 2:
Advisory Vote on Named Executive Officer
Compensation
We are presenting this proposal, commonly known as a “say-on-pay” proposal, to provide shareholders the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as described in this proxy statement, as required by Section 14A of the Exchange Act and related SEC rules.
We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that the compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying compensation to the achievement of key operating objectives that we believe enhance shareholder value over the long term and by encouraging executive share ownership so that a portion of each executive’s compensation is tied directly to shareholder value.
For these reasons, we are recommending that our shareholders vote “FOR” the following resolution:
“RESOLVED, that the shareholders hereby approve the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure on executive compensation contained in this proxy statement.”
While the vote on this resolution is advisory in nature and therefore will not bind us to take any particular action, our Board intends to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the compensation of our named executive officers.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to approve, on a non-binding advisory basis, the compensation of our named executive officers. For purposes of the vote on this proposal, a majority of votes cast means that the number of votes cast “for” this proposal exceeds the number of votes cast
“against” this proposal. Abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.
OUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE
ADVISORY RESOLUTION DESCRIBED ABOVE.
26  /  2026 Proxy Statement
Compensation Discussion and Analysis
In 2025, the Company delivered continued growth in Core FFO, produced strong leasing spreads, and improved portfolio quality, while maintaining a disciplined balance sheet and enhancing the durability of its cash flows. These results reflect the successful execution of the Company’s strategy, which is centered on high-quality open-air retail assets, embedded rent growth, and proactive leasing and capital allocation decisions.
The Compensation Committee evaluated executive performance in the context of these outcomes and determined compensation based on a combination of financial and operational metrics, including FFO growth, leasing performance, and balance sheet strength, as well as qualitative factors such as strategic execution and positioning of the portfolio for long-
term value creation. A significant portion of executive compensation remains performance-based and aligned with shareholder outcomes.
2025 Performance Highlights
2025 was a very successful year for the Company, highlighted by outstanding operational results and continued
strengthening of our balance sheet. Our 2025 performance highlights, in addition to net income of $305.5 million and net income per diluted common share of $1.37, include:

Strong Operational Results
Core Funds From Operations (“Core FFO”)(1) increased 3.5% to $2.06 per diluted share
(compared to $1.99 per diluted share as of December 31, 2024)
2.9% increase in Same Property Net Operating Income (“NOI”)(1) over the comparable period in 2024
Operating retail portfolio percent leased of 95.1% as of December 31, 2025
Executed 683 new and renewal leases representing approximately 4.6 million square feet, achieving a blended cash leasing spread of 13.8% for comparable leases
Strong leasing volume and double-digit cash leasing spreads, highlighted by non-option renewal spreads of 16.9%
Operating retail portfolio annualized base rent (“ABR”) per square foot of $22.63 at
December 31, 2025, an increase of $1.48 or 7.0% from $21.15 ABR per square foot at
December 31, 2024

Strong Balance Sheet and Portfolio Optimization
Over $1.0 billion of available liquidity
Net Debt to Adjusted EBITDA(1) of 4.9x was below our target range of low- to mid-5x
Improved the portfolio’s embedded rent escalators, reduced watch list exposure and created more durable cash flow through the selective disposition of $621.7 million of larger-format and non-core assets
Used a portion of the asset sale proceeds to repurchase $300 million of our common shares at an average of $23.00 per share, representing an implied FFO yield well above the blended capitalization rate on the dispositions
Formed two joint ventures with a leading global investment firm totaling approximately
$1.0 billion of gross asset value, allowing us to retain operational control and exposure to high-quality assets while limiting balance sheet risk and preserving liquidity

Shareholder Value Creation
Increase in dividends to $0.29 per share for the fourth quarter of 2025 from $0.27 per share for the fourth quarter of 2024 (a 7.4% year-over-year increase)
Five-year total shareholder return (“TSR”) of +99.2%, ranking us in the 79th percentile of the shopping center industry
Three-year TSR of +30.9%, ranking us in the 60th percentile of the shopping center industry

(1)Core FFO, Same Property NOI, and Net Debt to Adjusted EBITDA are non-GAAP metrics. See Annex A for more information about non-GAAP financial measures disclosed in this proxy statement, including a reconciliation to the most comparable measure calculated in accordance with GAAP.
  2026 Proxy Statement  /  27
Compensation Discussion and Analysis
2025 Compensation Highlights
Our executive compensation and corporate governance programs are designed to closely link pay with operational performance and increases in long-term shareholder value while minimizing incentives that could lead to excessive risk-
taking. To help us accomplish these important objectives, we have adopted the following key policies and practices:

Formulaic Annual Incentives
Annual cash bonus payments are based on a pre-established formula
2025 payouts were calculated 80% based on objective financial and operating performance metrics tied to our strategic business plan, which are designed to be challenging and rigorous to ensure that we remain focused on growth and our overall business strategy
Individual performance component represents 20% of the program and allows for a subjective assessment of performance on a more holistic basis and considers factors that may not be quantifiable

Significant Alignment with Shareholders
The majority of equity awards are granted in the form of performance-based equity, which represents 60% of the target value for each NEO
2025 performance-based equity awards are earned based on relative TSR performance versus shopping center REITs and requires performance at the 80th percentile to earn the full award. These awards are subject to an absolute TSR modifier that will adjust the number of performance-based units earned upward or downward based on the TSR of the Company’s common shares over a three-year performance period. But, in no event will the absolute TSR modifier result in more than the maximum number of such performance-based units becoming earned
Time-based awards are not guaranteed, and the value varies each year
Time-based awards and performance-based awards include a mandatory post-vest holding period of two years

Commitment to Strong Pay Governance
Share ownership policy, including 10x salary for our Chief Executive Officer
Anti-hedging policy
All equity awards provide for a minimum five-year alignment period, comprised of three years of vesting and a mandatory two-year post-vesting holding requirement, reinforcing long-term shareholder alignment
No dividends on unearned performance-based awards
No single trigger severance payments or tax gross ups
Engagement of an independent compensation consultant
Transparency with our stockholders on our compensation program, decisions, and practices
Robust clawback policy for all executive officers as required by SEC rules and NYSE listing standards pursuant to the Dodd-Frank Act

Compensation Philosophy and Objectives
Our compensation program is designed to accomplish the following key objectives:
•Attract, retain, and motivate outstanding senior executives;
•Ensure that compensation remains competitive with the prevailing market using a pay-for-performance structure that rewards superior results that will enhance shareholder value over the long term;
•Use a balanced approach that rewards both short-term and long-term performance and does not incentivize excessive risk-taking; and
•Provide significant alignment with our shareholders’ interests.
28  /  2026 Proxy Statement
Compensation Discussion and Analysis
The Compensation Committee believes that our executive compensation program achieves these objectives demonstrated by the following:
•The majority of NEO compensation is variable and at-risk subject to the achievement of rigorous performance goals.
•The majority of NEO compensation is in the form of equity-based awards that provide direct alignment with our shareholders’ interests.
•The overall compensation structure provides competitive target pay opportunities that will result in compensation at the higher-end of the competitive market if the Company outperforms but will result in pay at the lower-end of the competitive market if the Company performance lags our peers and is below expectations.
•For 2025, target pay opportunities for our NEOs were allocated as follows:
CEO
Other NEOs
70.2%
Equity
Awards
11.9%
Base
Salary
61.0%
Equity
Awards
19.5%
Base
Salary
88.1%
Performance-
Based/At Risk
80.5%
Performance-
Based/At Risk
17.9%
Short-Term
Incentives
19.5%
Short-Term
Incentives
The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence with our compensation philosophy as applied to our NEOs.
For more information related to the processes and procedures of the Compensation Committee in determining the compensation for our NEOs, including the role of any NEO in this process, see “Corporate Governance and Board Matters—
Board Committees—Compensation Committee” above.
Result of 2025 Advisory Vote on Named Executive Officer
Compensation
At our 2025 annual meeting, 96.3% of shareholder votes cast supported the Company’s executive compensation program for our NEOs for 2024. In establishing and recommending compensation for 2025 performance for our NEOs, the Compensation Committee took into consideration this strong level of support as an indication of our shareholders’ satisfaction with the Company’s executive compensation program.
96.3%
Support
Based on the results of the non-binding shareholder advisory vote on the frequency of shareholder votes on executive compensation at our 2023 annual meeting of shareholders, the Board determined that the shareholder advisory vote on the compensation of NEOs will take place every year until the next say-on-frequency vote is conducted (which will be no later than 2029), at which time our Board will carefully consider the shareholder vote resulting from the proposal and continue to evaluate the options for how frequently we hold “say-on-pay” votes.
Role of the Compensation Committee and Management
At the beginning of each year, the Compensation Committee evaluates the components of each executive officer’s total compensation. The Chief Executive Officer may make compensation recommendations to the Compensation Committee with respect to the executive officers who report to him. The Compensation Committee may accept or reject such recommendations and makes the sole determination of the compensation for the Chief Executive Officer.
  2026 Proxy Statement  /  29
Compensation Discussion and Analysis
Role of the Compensation Consultant
The Compensation Committee engages, from time to time, the services of an independent compensation consultant or other advisor to the Compensation Committee in comprehensively reviewing the Company’s compensation policies for its named executive officers, to advise the Compensation Committee, and to provide recommendations regarding various compensation decisions to be made by the Compensation Committee. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant or other advisor retained by the Compensation Committee.
The Compensation Committee has engaged Ferguson Partners Consulting (“FPC”) to serve as the Compensation
Committee’s compensation consultant and provide recommendations regarding various compensation decisions to be made by the Compensation Committee. The Compensation Committee took FPC’s recommendations into account in making base salary determinations and incentive compensation awards to our NEOs.
Peer Group and Benchmarking
In making compensation decisions, the Compensation Committee compares the Company’s compensation programs and performance to certain peer group companies. On an annual basis, we review our peer group to ensure the overall composite reflects an appropriate comparator group.
In 2025, the Compensation Committee approved a change to the peer group used for the evaluation of compensation programs and performance by removing Retail Opportunity Investments Corp. (ROIC) following its delisting from Nasdaq as a result of its acquisition by Blackstone Real Estate Partners X and replacing it with Acadia Realty Trust (AKR). The current peer group continues to only include retail peers that range between 0.3x to 3.0x our size, with our implied equity market capitalization and total capitalization placing us at the approximate 55th and 50th percentile, respectively, of our peer group.
For compensation decisions made in 2025 and early 2026, the Compensation Committee used a peer group consisting of the following companies:

Acadia Realty Trust (AKR)	Macerich Company (MAC)
Brixmor Property Group, Inc. (BRX)	NNN REIT, Inc. (NNN)
Curbline Properties Corp. (CURB)	Phillips Edison & Company, Inc. (PECO)
Federal Realty Investment Trust (FRT)	Regency Centers Corporation (REG)
JBG SMITH Properties (JBGS)	Tanger, Inc. (SKT)
Kimco Realty Corporation (KIM)	Urban Edge Properties (UE)
Although the Compensation Committee uses peer group data to guide its review of our NEOs’ total compensation and generally reviews the compensation data of the peer group and industry to understand market competitive compensation, the Compensation Committee does not benchmark compensation to a specific percentage of the compensation of this comparative group or otherwise apply a formula or assign this comparative group a relative weight.
30  /  2026 Proxy Statement
Compensation Discussion and Analysis
Components of Executive Compensation
This section describes the three components of compensation that form the basis for the Compensation Committee’s compensation decisions related to the 2025 performance of our NEOs—base salaries, short-term incentive compensation and long-term incentive compensation awards. This section also discusses the rationale for each component and the methodology the Compensation Committee used to determine the payouts for each component.
BASE SALARIES
Base salaries are intended to provide our NEOs with a fixed and certain amount of compensation for services provided. The
Compensation Committee determines the base salary level of our NEOs by evaluating, among other things, the responsibilities of the position held, the experience of the individual and the average base salaries of similar positions in the
Company’s peer group. Base salaries for our NEOs typically are established in the first quarter of the year, and the
Compensation Committee reviewed the base salaries of our NEOs in the first quarter of 2025 taking into consideration competitive market data, internal equity pay factors, and the Company’s strong performance over the past several years.
Taking into account base salaries of similarly situated executives at peer companies and the fact that base salaries were raised in 2024, the Compensation Committee determined that base salaries would remain flat in 2025 compared to 2024.

	Base Salary
Named Executive Officer	2024	2025	Percentage Change (from 2024 to 2025)
John A. Kite	$1,000,000	$1,000,000	0%
Thomas K. McGowan	$600,000	$600,000	0%
Heath R. Fear	$600,000	$600,000	0%
SHORT-TERM INCENTIVE COMPENSATION
The Compensation Committee awards executives with annual short-term incentive compensation as a means to motivate and reward our NEOs. The Compensation Committee believes that annual bonuses play a significant role in motivating
NEOs to accomplish near-term priorities that ultimately provide increases in shareholder value.
2025 SHORT-TERM INCENTIVE OPPORTUNITIES
In February 2025, the Compensation Committee determined that, for 2025, each of our NEOs would be eligible to receive a short-term incentive compensation award at the threshold, target or maximum level equal to the following percentages of their annual base salaries. Consistent with prior years, threshold performance will result in an award at 60% of each NEO’s target amount and maximum performance will result in an award at 200% of each NEO’s target amount:

	% of Base Salary
Named Executive Officer	Threshold	Target	Maximum
John A. Kite	90%	150%	300%
Thomas K. McGowan	60%	100%	200%
Heath R. Fear	60%	100%	200%
The NEOs can elect to receive 50% of their short-term incentive award in either LTIP Units or restricted shares (which vest ratably over three years). If a NEO were to make such an election, the cash would be converted into either LTIP Units or restricted shares, as applicable, and the Company would match 20% of the amounts in such LTIP Units or restricted shares
(which would also be subject to a three-year vesting period).
  2026 Proxy Statement  /  31
Compensation Discussion and Analysis
In February 2025, the Compensation Committee approved targets and performance metrics to evaluate 2025 performance using a formulaic approach. In February 2026, the Compensation Committee approved short-term incentive compensation payouts for our NEOs based on our performance relative to these targets and metrics. Award determinations with respect to
2025 performance were based on (i) the achievement of the following objective corporate performance metrics against threshold, target and maximum values established in February 2025 for each such corporate performance metric and (ii) a subjective assessment of each individual executive’s performance, weighted as indicated:

Performance Criteria	Weighting	Rationale for Including in Plan
2025 Core FFO/share(1)	30%	Key profitability metric as measured by the most frequently referenced REIT earnings measure, as modified for certain non-cash transactions
Same Property NOI(1)	25%	Key indicator of the management team’s effectiveness at leading the Company in the management of our properties
Retail Portfolio Leased Rate	25%	Key metric used to assess REIT operating performance
Individual Performance	20%	Holds our NEOs responsible for successfully performing their responsibilities and in executing the Company’s strategic business plan
(1)See “ANNEX A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures.” 2025 Core FFO/share was adjusted to eliminate the impact of the outperformance component of the 2025 short-term cash incentive compensation for employees and
NEOs.
In reviewing Company performance, the Compensation Committee compared our 2025 results under each of the above performance criteria to the following ranges, and the Company performed above target or at maximum in all of the metrics in the short-term incentive compensation program:

Performance Criteria	Threshold	Target	Maximum	Results
2025 Core FFO/share(1)	$1.96	$2.01	$2.08	$2.08(2)
Same Property NOI(1)	0.25%	1.75%	3.25%	2.9%
Retail Portfolio Leased Rate	93.0%	94.0%	95.0%	95.1%
(1)In order to design rigorous short-term incentive compensation metrics, the Compensation Committee set the 2025 Core FFO/share target at the midpoint of the Company’s initial guidance (with maximum goal in excess of the high end of the Company’s initial guidance) and the Same Property NOI target at the midpoint of the Company’s initial guidance assumptions (with the maximum goal in excess of the high end of the Company’s initial guidance).
(2)Reflects an adjustment from reported Core FFO/share of approximately $0.02/share to eliminate the impact of the outperformance component of the 2025 short-term cash incentive compensation for employees and NEOs.
32  /  2026 Proxy Statement
Compensation Discussion and Analysis
With respect to the individual performance component of the short-term incentive compensation determination, the
Compensation Committee concluded that Messrs. Kite, McGowan and Fear merited a performance rating at the maximum for each executive based on the following key factors:
•significant operational achievements as noted above under “2025 Performance Highlights”
•our TSR performance, including performance at the approximate 80th percentile, 60th percentile and 70th percentile over the five-year, three-year and one-year periods, respectively
•completed 4.6 million square feet of leasing, marking one of the highest annual leasing volumes in the Company’s history
•formed two joint ventures with a leading global investment firm in 2025 totaling approximately $1.0 billion of gross asset value
The Compensation Committee also considered the input of Mr. Kite when assessing the individual performance component with respect to Messrs. McGowan and Fear, principally because the Compensation Committee believes that Mr. Kite’s input is valuable given his knowledge of our operations, the day-to-day responsibilities and performance of Messrs. McGowan and Fear, the real estate industry generally and the markets in which we operate.
For 2025, based on the above formulas, the Company’s actual results and the Compensation Committee’s assessment of each NEO’s performance, the following short-term incentive compensation was awarded. The awards were paid in cash:

Named Executive Officer	2025 Year End Short-Term Incentive Compensation
John A. Kite	$2,912,500
Thomas K. McGowan	$1,165,000
Heath R. Fear	$1,165,000
2026 SHORT-TERM INCENTIVE STRUCTURE
For 2026, the Compensation Committee has approved a formula that will include threshold, target and maximum performance goals for the following measures:

2026 Measures	Weighting
Core FFO/share	30%
Same Property NOI	30%
Retail Portfolio Leased Rate	20%
Individual Performance	20%
LONG-TERM INCENTIVE COMPENSATION (‘‘LTI’’)
All share-based compensation awards to NEOs are granted by the Compensation Committee. The Compensation Committee
awards share-based incentive compensation because it believes such compensation aligns the interests of our NEOs with those of our shareholders, consistent with our pay-for-performance philosophy.
  2026 Proxy Statement  /  33
Compensation Discussion and Analysis
ANNUAL EQUITY AWARDS
For 2025, the annual equity compensation program was bifurcated into two components as follows:

Annual Equity Awards
Performance-Based LTIP Units	Time-Based LTIP Units

Requires 80th percentile relative TSR
performance to achieve the maximum payout and
55th percentile performance to achieve the target
payout
Earned units subject to adjustment based on absolute
TSR with negative adjustment applied if absolute
TSR is less than 15%
Earned awards subject to an additional two-year
holding period

Awards are not guaranteed, and the value varies
each year based on a review of annual performance
by the Compensation Committee
Promotes the retention of our NEOs over a three-
year vesting period
Vested units subject to an additional two-year
holding period

60% Core LTI Compensation	40% Core LTI Compensation
The Compensation Committee approved increases to the 2025 target equity award values to maintain competitive target pay opportunities that appropriately reflect the scope, complexity, and performance expectations of our NEOs’ roles relative to the peer group. The Committee recognized that, absent an adjustment, NEO total target compensation would have fallen below the peer group median following the final vesting date of prior one-time equity awards. In approving the increases, the Compensation Committee continued to emphasize long-term shareholder alignment by targeting above median performance and using an extended alignment period inclusive of the mandatory post-vesting holding requirements. The adjustments were also intended to support retention in an increasingly competitive talent market, particularly in light of the
Company’s consistent outperformance relative to other shopping center REITs.
The Compensation Committee approved 2025 target long-term incentive values in February 2025 for each of the NEOs as set forth below:

Named Executive Officer	Total Target Value	=	Target Performance- Based LTIP Units	+	Target Time-Based LTIP Units
John A. Kite	$5,900,000	=	$3,540,000	+	$2,360,000
Thomas K. McGowan	$1,925,000	=	$1,155,000	+	$770,000
Heath R. Fear	$1,825,000	=	$1,095,000	+	$730,000
The grant date of such awards is established when the Compensation Committee approves the grant and all key terms have been determined. In some cases, the Compensation Committee may select a future date as the grant date.
Performance-Based Awards. In February 2025, the Compensation Committee granted performance-based awards in the form of performance-based LTIP Units (“LTIP Units”). LTIP Units are a special class of limited partnership units in the
Operating Partnership that are intended to qualify as “profits interests” for U.S. federal income tax purposes.
34  /  2026 Proxy Statement
Compensation Discussion and Analysis
Each NEO received a number of performance-based LTIP Units equal to the maximum dollar value approved by the
Compensation Committee, divided by the closing stock price on the date of grant of $22.42 per LTIP Unit, with the target dollar value and maximum number of units, as follows:

Named Executive Officer	Target Performance- Based LTIP Units	Maximum Performance- Based LTIP Units (# of units)
John A. Kite	$3,540,000	355,264
Thomas K. McGowan	$1,155,000	115,913
Heath R. Fear	$1,095,000	109,891
The actual number of performance-based LTIP Units that each NEO will earn will be between 0% and 100% of the maximum number of performance-based LTIP Units granted to him, depending on the achievement of the applicable performance criteria. Because the number of performance-based LTIP Units that will be earned, if any, will not be determined until the end of the three-year performance period, the actual value of the performance-based LTIP Units will depend on the
Company’s achievement of the applicable performance criteria.
The performance-based LTIP Units are eligible to become earned based on the TSR of the Company’s common shares over a three-year performance period commencing as of the grant date (February 18, 2025 through February 17, 2028), relative to the TSRs of the companies that comprise the FTSE Nareit Equity Shopping Center Index over the same time period. In addition, the performance-based LTIP Units are subject to an absolute TSR modifier that will adjust the number of performance-based LTIP Units earned upward or downward based on the TSR of the Company’s common shares over the same three-year period. But, in no event will the absolute TSR modifier result in more than the maximum number of performance-based LTIP Units becoming earned.
After our TSR percentile for the three-year performance period is determined, the number of performance-based LTIP Units that will be earned by each NEO will be determined by multiplying the NEO’s maximum number of performance-based LTIP
Units by the applicable percentage listed in the following table (not to exceed the maximum number of performance-based
LTIP Units granted). To the extent performance falls between two levels in the table below, linear interpolation will apply in determining the percentage of the performance-based LTIP Units that are earned.

	TSR Percentile for the Performance Period	Number of Earned Performance-Based LTIP Units
Maximum	80th percentile	100% of the Maximum Number of Performance-Based LTIP Units
Target	55th percentile	44% of the Maximum Number of Performance-Based LTIP Units
Threshold	30th percentile	22% of the Maximum Number of Performance-Based LTIP Units
The number of performance-based LTIP Units earned after application of the relative TSR performance metric will be further adjusted upward or downward by multiplying the number of performance-based LTIP Units earned after application of the relative TSR performance metric by the applicable percentage listed in the following table (not to exceed the maximum number of performance-based LTIP Units granted). To the extent performance falls between two levels in the table below, linear interpolation will apply in determining the applicable percentage.

	TSR for the Performance Period	Impact of Absolute TSR Modifier
Maximum	30%	+11%
Target	15%	+0%
Threshold	0%	-11%
Subject to the NEO’s continued service with the Company through the end of the performance period, earned performance-
based LTIP Units will vest as of the date the Compensation Committee determines whether and to the extent the performance criteria have been achieved and will be subject to an additional two-year post-vesting holding period. Any performance-based LTIP Units that do not become earned with respect to the performance period will be forfeited.
  2026 Proxy Statement  /  35
Compensation Discussion and Analysis
Distributions will accrue during the performance period and will be paid only on performance-based LTIP Units that are earned at the conclusion of the performance period. Any accrued distributions on earned performance-based LTIP Units will be settled in cash at such time.
Time-Based Award Targets and Awards. For the annual equity incentive award for 2025 performance, the
Compensation Committee set time-based equity incentive award targets equal to 40% of the overall target for the NEOs.
The actual value of the ultimate award could vary upward or downward from the target value based on the Compensation
Committee’s evaluation of 2025 performance. The Compensation Committee had the discretion to grant time-based equity awards between 50% and 150% of the target value for each NEO.
In determining the value of the 2025 time-based awards, the Compensation Committee reviewed performance as outlined under “2025 Performance Highlights” above. In particular, the Compensation Committee noted that the Company performed at the top of the market in a variety of measures, including:
•our market-leading TSR performance, including performance at the approximate 80th percentile over the past five years
•delivering strong absolute TSR, including 30.9% and 99.2% over the three-year and five-year periods, respectively
•management utilized disciplined asset sales and selectively structured joint ventures during 2025 to recycle capital into higher-growth opportunities, enhance portfolio quality, and preserve balance sheet flexibility, while maintaining operational control and alignment with long-term stockholder interests
Based on its review of 2025 performance, in February 2026, the Compensation Committee determined that each of Messrs.
Kite, McGowan and Fear would be awarded 150% of the target value for the time-based awards. With respect to the annual time-based equity awards, each NEO may choose to receive LTIP Units or restricted common shares. Each of our NEOs elected to receive time-based LTIP Units, which, based on the closing price of our common shares on February 19, 2026 of
$25.58, resulted in time-based LTIP Unit awards in the following amounts:

Named Executive Officer	Time-Based LTIP Units at 150% of Target ($ value)	Time-Based LTIP Units (# of units)
John A. Kite	$3,540,000	138,390
Thomas K. McGowan	$1,155,000	45,153
Heath R. Fear	$1,095,000	42,807
As would have been the case if granted as time-based restricted common shares, these time-based LTIP Units vest ratably over three years from the grant date of February 19, 2026 and will be subject to an additional two-year post-vesting holding period. While the Compensation Committee determined to make the foregoing grants to Messrs. Kite, McGowan and Fear based on 2025 performance, these awards were granted in February 2026; therefore, the value of such awards is not included in 2025 compensation in the “Summary Compensation Table” included in this proxy statement.
36  /  2026 Proxy Statement
Compensation Discussion and Analysis
Status of Performance-Based Equity Awards Granted Since 2022
To assist with calculating realizable pay, we provide the following updates with respect to ongoing and completed performance-based equity awards made to our Chief Executive Officer through December 31, 2025:

Grant Date	Thresh. Payout (Units)	Target Payout (Units)	Max. Payout (Units)	Perf. Period	Target/ Actual Earned Date	Actual Payout
1/14/22 (Merger Award)	—	67,386	202,157	~3 years	2/18/2025	Maximum payout earned (or 202,157 LTIP Units for our CEO)
2/15/22 (Performance-Based LTIP Units)	51,940	103,879	233,726	3 years	2/14/2025	56.7% of target was earned (or 58,865 LTIP Units for our CEO)
2/14/23 (Performance-Based LTIP Units)	57,433	114,865	258,446	3 years	2/13/2026	96.7% of target was earned (or 111,036 LTIP Units for our CEO)
2/16/24 (Performance-Based LTIP Units)	62,850	125,699	282,822	3 years	2/15/2027	Performance conditions to be measured at end of performance period and not yet satisfied.
2/18/25 (Performance-Based LTIP Units)	78,948	157,895	355,264	3 years	2/17/2028	Performance conditions to be measured at end of performance period and not yet satisfied.
Other Compensation Plans and Personal Benefits
We maintain a defined contribution plan (the “401(k) Plan”). All of our full-time employees are eligible to participate in the
401(k) Plan and are permitted to contribute up to the maximum percentage allowable without exceeding the limits under the
Internal Revenue Code of 1986, as amended (the “Code”). All amounts deferred by a participant, as well as the contributions we make under the 401(k) Plan, vest immediately in the participant’s account. We may make “matching contributions”
equal to 100% of the participant’s contribution up to 3% of the participant’s salary and 50% of the participant’s contribution over 3% and up to 5% of the participant’s salary, not to exceed the annual maximums determined under the Code, which were $23,500 for employee contributions (or for participants age 50 or over, $31,500) and $14,000 for employer matches.
During 2025, we made matching contributions totaling $42,000 on behalf of the NEOs, in the aggregate.
We periodically provide certain benefits to our employees that we believe are important to attract and retain talented individuals. In 2025, these benefits included payments related to healthcare and life insurance. These benefits provided to our NEOs in 2025 are described in the “Summary Compensation Table” below. We do not offer defined benefit pension or supplemental executive retirement plans to any of our employees.
Share Ownership Requirements

CEO MUST OWN STOCK EQUAL TO 10X BASE SALARY
Pursuant to the Company’s existing policy that was adopted in 2015, our current
NEOs are required to own a number of our common shares or units of limited partnership interest of our Operating Partnership with an aggregate value calculated as a multiple of his respective base salary, as follows:

Named Executive Officer	Multiple of Base Salary	Value of Minimum Share Ownership Requirements (based on 2025 Base Salary)
John A. Kite	10x	$10,000,000
Thomas K. McGowan	3x	$1,800,000
Heath R. Fear	3x	$1,800,000
Each of Messrs. Kite, McGowan and Fear was in compliance with the ownership requirements as of December 31, 2025.
  2026 Proxy Statement  /  37
Compensation Discussion and Analysis
Clawback Policy
In accordance with implementing regulations of the Dodd-Frank Act and associated listing standards, in 2023 the Board adopted an updated incentive compensation recovery policy that provides for the mandatory recovery of incentive-based compensation from current and former executives that was erroneously awarded during the three years preceding the date that the Company is required to prepare an accounting restatement
Timing of Certain Equity Awards
While the Company has granted AO LTIP Units in the past as part of its compensation program, the Company does not currently grant awards of AO LTIP Units, stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information or the granting of equity awards for the purpose of impacting the value of executive compensation.
Insider Trading Policy
The Company has an insider trading policy that governs the purchase, sale, and other dispositions and transactions in our securities by our trustees, officers, and employees, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards, a copy of which was filed as an exhibit to our Annual
Report on Form 10-K for the fiscal year ended December 31, 2025. Transactions by the Company in its own securities are monitored by internal and external legal counsel for compliance with applicable securities laws.
Tax Limits on Executive Compensation
The Compensation Committee considers the tax deductibility of compensation as one of many factors when considering executive compensation program alternatives. Due to its tax status as a REIT, the Company must generally distribute at least
90% of its taxable income to shareholders. To the extent that compensation is not deductible, taxable income will be higher and distributions to shareholders may therefore be higher than they would be otherwise.
Under Section 162(m) of the Code, a publicly held corporation is generally limited to a $1 million annual tax deduction for compensation paid to each of its “covered employees,” which generally includes the corporation’s chief executive officer, chief financial officer and the three other most highly compensated executive officers and certain former executive officers in such roles.
Although the Compensation Committee is mindful of the limits imposed by Section 162(m), the Compensation Committee nevertheless reserves the right to structure the compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m) if it determines that such payments are consistent with our pay-for-
performance philosophy and are in the best interests of the Company.
38  /  2026 Proxy Statement
Compensation Discussion and Analysis
Compensation Committee Report
The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation
Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Respectfully submitted,
The Compensation Committee of the Board of Trustees
DERRICK BURKS (Chairman)
VICTOR J. COLEMAN
DAVID R. O’REILLY
  2026 Proxy Statement  /  39
Compensation of Executive Officers and Trustees
The following tables contain certain compensation information for our NEOs. Our current NEOs consist of our Chief
Executive Officer, Chief Operating Officer, and Chief Financial Officer.
Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid to the NEOs for the fiscal years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
John A. Kite Chairman & CEO	2025	$1,000,000	$3,931,061	$2,912,500	$39,322	$7,882,883
	2024	$1,000,000	$3,213,639	$2,655,000	$37,805	$6,906,444
	2023	$950,000	$3,051,634	$2,850,000	$36,327	$6,887,961
Thomas K. McGowan President & COO	2025	$600,000	$1,298,594	$1,165,000	$31,187	$3,094,781
	2024	$600,000	$1,063,316	$1,062,000	$31,665	$2,756,981
	2023	$550,000	$988,606	$1,100,000	$29,271	$2,667,877
Heath R. Fear EVP & CFO(4)	2025	$600,000	$1,220,027	$1,165,000	$15,968	$3,000,995
	2024	$600,000	$989,257	$1,062,000	$15,718	$2,666,975
	2023	$550,000	$911,258	$1,100,000	$60,433	$2,621,691
(1)The amounts disclosed in this column do not represent actual amounts paid in cash to or value realized by the NEO. The amounts disclosed in this column for 2025 reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the share-based incentive compensation (i) for the 2024 fiscal year, granted in February 2025 as time-based LTIP Units and (ii)
granted in February 2025 as performance-based LTIP Units. The assumptions used to calculate these amounts are described in
Note 5 (Share-Based Compensation) to our consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2025. Assuming that maximum performance is achieved under the performance-based LTIP Units granted in 2025, the value at the grant date of these performance-based LTIP Units would have been as follows: Mr. Kite
—$6,013,304; Mr. McGowan—$1,977,972; and Mr. Fear—$1,864,104. The grant date fair value of the time-based LTIP Units granted during the year ended December 31, 2025 was calculated as the appraisal price multiplied by the number of LTIP Units granted.
The value of the time-based LTIP Units granted to the NEOs in 2025 is reflected in the “Grants of Plan-Based Awards in 2025”
table.
(2)These amounts represent the amount of the annual short-term incentive compensation earned by each NEO for such fiscal years.
(3)The amounts shown in the “All Other Compensation” column reflect for each NEO: (i) the value of premiums paid pursuant to health and dental insurance benefits provided by the Company; (ii) the value of premiums paid pursuant to life and disability insurance benefits provided by the Company; (iii) contributions to employees’ health savings accounts; and (iv) matching contributions allocated by the Company pursuant to the 401(k) Plan of $14,000. John A. Kite’s personal use of the corporate aircraft is not reported as “All Other Compensation” because Mr. Kite fully reimburses the Company for all incremental costs in accordance with Federal Aviation Regulations.
The amount attributable to each such perquisite or personal benefit (as defined by SEC rules) for each NEO set forth above does not exceed the greater of $25,000 or 10% of the total amount of perquisites or benefits received by such NEO. Other than noted
above, the amount attributable to each item that is not a perquisite or personal benefit (as defined by SEC rules) does not exceed
$10,000.
(4)In addition to his role as Chief Financial Officer, Mr. Fear was appointed President of the Company in March 2026.
40  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees
Grants of Plan-Based Awards in 2025
The following table sets forth information concerning the grants of plan-based awards made to each NEO in the fiscal year ended December 31, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Amount of Shares or Share Units (#)(3)	Full Grant Date Fair Value of Share and Share Units
Name and Principal Position	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
John A Kite Chairman & CEO	2/18/2025	$900,000	$1,500,000	$3,000,000	—	—	—	—	$—
	2/18/2025	$—	$—	$—	—	—	—	120,429	$2,265,269
	2/18/2025	$—	$—	$—	78,948	157,895	355,264	—	$1,665,792
Thomas K. McGowan President & COO	2/18/2025	$360,000	$600,000	$1,200,000	—	—	—	—	$—
	2/18/2025	$—	$—	$—	—	—	—	40,143	$775,090
	2/18/2025	$—	$—	$—	25,759	51,517	115,913	—	$543,504
Heath R. Fear EVP & CFO(4)	2/18/2025	$360,000	$600,000	$1,200,000	—	—	—	—	$—
	2/18/2025	$—	$—	$—	—	—	—	37,467	$704,754
	2/18/2025	$—	$—	$—	24,421	48,841	109,891	—	$515,273
(1)Represents the possible payouts under the Company’s annual short-term incentive compensation plan set by the Compensation
Committee in February 2025. The amount of annual short-term incentive compensation eligible to be earned by each of the NEOs was based upon objective corporate performance metrics and a subjective assessment of each individual executive’s performance.
The actual amount earned by each NEO in 2025 is reported under the “Non-Equity Incentive Plan Compensation” column in the
“Summary Compensation Table.” For more information about the annual short-term incentive compensation awards, see
“Compensation Discussion and Analysis—Components of Executive Compensation—Short-Term Incentive Compensation” above.
The awards are also subject to a two year “no sell” restriction prohibiting the NEOs from transferring for a two-year period after the awards vest, except in limited circumstances.
(2)Represents the annual performance-based LTIP Units granted in February 2025. For more information about the annual performance-based LTIP Units, see “Compensation Discussion and Analysis—Components of Executive Compensation—Long-
Term Incentive Compensation” above.
(3)Represents the time-based LTIP Units awarded in February 2025 as share-based incentive compensation for the 2024 fiscal year.
These LTIP Units will vest ratably over a period of three years, contingent on continued service by the NEO through the applicable vesting date. The awards are also subject to a two year “no sell” restriction prohibiting the NEOs from transferring the units for a two-year period after the awards vest, except in limited circumstances.
(4)In addition to his role as Chief Financial Officer, Mr. Fear was appointed President of the Company in March 2026.
ADDITIONAL INFORMATION RELATED TO SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE
On December 29, 2020, we entered into employment agreements with each of Messrs. Kite, McGowan and Fear. These employment agreements were effective as of December 31, 2020 (the “2020 Employment Agreements”). On March 20,
2026, we entered into new employment agreements with each of Messrs. Kite, McGowan, and Fear, which were effective as of March 20, 2026 and superseded the 2020 Employment Agreements (the “2026 Employment Agreements”).
•The initial term of each 2020 Employment Agreement ended on December 31, 2025, with automatic one-year renewals on each December 31st thereafter, unless the Board or the executive elected not to extend the term by providing the other party with 90 days’ written notice. The initial term of each 2026 Employment Agreement will end on the fifth anniversary of the effective date, with automatic one-year renewals on each anniversary of the effective date thereafter, unless the Board or the executive elects not to extend the term by providing the other party with 90 days’ written notice. In addition, the term of each 2026 Employment Agreement will be automatically extended upon a change in control until the second anniversary following such change in control with automatic one-year renewals on each anniversary thereafter, unless the Board or the executive elects not to extend the term by providing the other party with written notice at least 180 days prior to the date when such term would otherwise be extended.
  2026 Proxy Statement  /  41
Compensation of Executive Officers and Trustees
•Both the 2020 Employment Agreements and the 2026 Employment Agreements set base salaries and annual cash incentive targets for the executives, which are subject to annual review and may be increased (but not decreased)
by the Compensation Committee. The NEOs’ 2025 and 2026 base salaries (which 2026 base salaries are memorialized in the 2026 Employment Agreements) and annual cash incentive targets are:

Executive	2025 Base Salary	2026 Base Salary	Annual Cash Incentive Target
John A. Kite	$1,000,000	$1,030,000	150% of Base Salary
Thomas K. McGowan	$600,000	$620,000	100% of Base Salary
Heath R. Fear	$600,000	$620,000	100% of Base Salary
•Both the 2020 Employment Agreements and 2026 Employment Agreements also provide that the executives are entitled to participate in our Equity Plan and any group life, hospitalization or disability insurance plans, health programs, pension and profit-sharing plans, and similar benefits commensurate with the benefits we provide to our senior executives generally. In Mr. Fear’s 2020 Employment Agreement only (and not in his 2026 Employment
Agreement), the Company will also reimburse Mr. Fear for up to $3,500 per month for housing and ordinary commuting expenses associated with commuting to the Company’s Indianapolis headquarters. For information related to the additional benefits provided to our NEOs, please see the “All Other Compensation’’ column of the
“Summary Compensation Table” below.
•Under each 2020 Employment Agreement and 2026 Employment Agreement, if the executive is terminated by us without “cause” or resigns for “good reason” (each as defined in his employment agreement), he will be entitled to certain severance payments, as described in detail below under “—Potential Payments Upon Termination or
Change in Control.”
•Each 2020 Employment Agreement and 2026 Employment Agreement contains confidentiality, non-competition, non-solicitation, and non-disparagement restrictions during the term of the employment agreement and for certain specified periods thereafter. Under the 2020 Employment Agreements, the non-competition restricted period is 18 months for Mr. Kite and Mr. McGowan and 12 months (or 18 months if his employment terminates without
“cause” or for “good reason” in the two-year period following a change in control) for Mr. Fear. Under the 2026
Employment Agreements, the non-competition restricted period is 18 months for each executive.
Bonuses and Equity Awards. Each of our NEOs received in 2026 short-term incentive compensation related to 2025 performance that was paid in the form of cash. For a discussion of these awards, including their material terms and features, please see “Compensation Discussion and Analysis—Components of Executive Compensation—Short-Term
Incentive Compensation” and “Summary Compensation Table.”
In 2025, each of our NEOs received a time-based equity award in the form of LTIP Units based on 2024 performance. For a discussion of time-based equity awards, including their material terms and features, please see “Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Compensation—Time-Based Award Targets
and Awards,” the “Summary Compensation Table,” the “Grants of Plan-Based Awards in 2025” Table and the “Outstanding
Equity Awards at Fiscal Year-End December 31, 2025” Table, including the footnotes to such tables.
In 2025, each of our NEOs also received an annual performance-based equity award in the form of LTIP Units. See
“Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Compensation—
Performance-Based Awards,” the “Summary Compensation Table” and the “Grants of Plan-Based Awards in 2025” Table,
including the footnotes to such tables.
42  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees
Outstanding Equity Awards at Fiscal Year-End December 31, 2025
The following table sets forth the outstanding equity awards for each NEO as of December 31, 2025.

	Option Awards				Share Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price(1)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)(2)	Market Value of Shares or Units of Shares That Have Not Vested(3)	Number of Unearned Shares or Units That Have Not Vested (#)(4)	Market Value of Unearned Shares or Units That Have Not Vested (3)(4)
John A. Kite Chairman & CEO	—	—	—	—	233,357	$5,593,567	752,951	$18,048,235
Thomas K. McGowan President & COO	149,254(5)	—	$16.69	2/11/2031	—	—	—	—
	—	—	—	—	77,026	$1,846,313	248,025	$5,945,159
Heath R. Fear EVP & CFO(6)	—	—	—	—	71,586	$1,715,916	233,016	$5,585,393
(1)For the AO LTIP Units, the exercise price is the “participation threshold” of such AO LTIP Unit.
(2)Represents time-based LTIP Unit awards granted prior to January 1, 2026 that are not fully vested as of December 31, 2025, all of which vest ratably over three years beginning on the first anniversary date of the grant date. The following table reflects the grant date and total number of time-based LTIP Units granted, a portion of which remain unvested as of December 31, 2025:

Name	Grant Date	# of Shares or Units Granted
John A. Kite	2/14/23	101,352
	2/16/24	118,716
	2/18/25	120,429
Thomas K. McGowan	2/14/23	32,433
	2/16/24	39,107
	2/18/25	40,143
Heath R. Fear	2/14/23	29,730
	2/16/24	36,313
	2/18/25	37,467
(3)Based on the closing share price on December 31, 2025 (the last trading day of the 2025 calendar year) of $23.97.
  2026 Proxy Statement  /  43
Compensation of Executive Officers and Trustees
(4)Represents performance-based LTIP Units granted prior to January 1, 2026 that have not been earned as of December 31, 2025. The performance and service period of the performance-based LTIP Units is the three-year period from the grant date of February 14,
2023 through February 13, 2026 for performance-based LTIP Units granted in 2023, from February 16, 2024 through February 15, 2027 for performance-based LTIP Units granted in 2024, and from February 18, 2025 through February 17, 2028 for performance-based
LTIP Units granted in 2025. Subject to the NEO’s continued service with the Company through the end of the performance period, the earned portion of the performance-based LTIP Units will vest as of the date the Compensation Committee determines whether and to the extent the performance criteria have been achieved (such date being no later than 60 days following the performance period) and will be subject to an additional two-year post-vesting holding period. While the performance-based LTIP Units granted in 2023 vested in part (based on approximately 96.7% of target), as of February 19, 2026, the table represents the awards outstanding as of
December 31, 2025; therefore, this award has been included. The following table reflects the grant date, total number of LTIP Units granted (at maximum), the assumed performance level (based on achieving threshold performance goals, except that if the previous fiscal year’s performance exceeded the threshold, then based on the next higher performance measure that exceeds the previous fiscal year’s performance), and the estimated market value based on the assumed performance level:

Name	Grant Date	# of Units Granted (Max)	Assumed Performance Level	Estimated Market Value
John A. Kite	2/14/23	258,446	Target	$2,753,314
	2/16/24	282,822	Maximum	$6,779,243
	2/18/25	355,264	Maximum	$8,515,678
Thomas K. McGowan	2/14/23	85,136	Target	$906,977
	2/16/24	94,274	Maximum	$2,259,748
	2/18/25	115,913	Maximum	$2,778,434
Heath R. Fear	2/14/23	79,055	Target	$842,210
	2/16/24	87,989	Maximum	$2,109,096
	2/18/25	109,891	Maximum	$2,634,087
(5)Represents 2021 AO LTIP Units that became fully vested and exercisable as of February 12, 2024 based on both (i) the NEO’s continuous service from the grant date (February 12, 2021) through the third anniversary of the grant date (February 12, 2024) and (ii)
the Company’s stock price appreciating at least 15% for at least 20 consecutive trading days during the period commencing as of the first anniversary of the grant date and ending on the fifth anniversary of the grant date (February 12, 2026). AO LTIP Units are a special class of limited partnership units in the Operating Partnership that are intended to qualify as “profits interests” for U.S.
federal income tax purposes that, subject to certain conditions, including vesting, may be converted into vested LTIP Units.
Subsequent to December 31, 2025, Mr. McGowan exercised 149,254 vested AO LTIP Units with a participation threshold of $16.69.
The number of LTIP Units acquired subsequent to December 31, 2025 upon exercise of vested AO LTIP Units represents the number of vested LTIP Units realized through the conversion of vested AO LTIP Units into a number of vested LTIP Units determined on the basis of the increase in the value of a common share of the Company over the AO LTIP Unit’s participation threshold. The conversion ratio between vested AO LTIP Units and vested LTIP Units is the quotient of (i) the excess of the value of a common share of the
Company as of the date of conversion over the participation threshold, divided by (ii) the value of a common share of the Company as of the date of conversion. This effect is similar to a cashless exercise of stock options whereby the holder receives a number of shares equal in value to the difference between the full value of the total number of shares for which the stock option is being exercised and the total exercise price.
(6)In addition to his role as Chief Financial Officer, Mr. Fear was appointed President of the Company in March 2026.
44  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees
Option Exercises and Shares Vested in 2025
The following table sets forth the amounts and value of LTIP Units that vested during 2025 for each NEO. No NEO exercised any AO LTIP Units or other option-like awards during 2025.

	Option Awards		Share Awards
Name and Principal Position	Number of Shares or Units Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares or Units Acquired on Vesting (#)	Value Realized on Vesting(1)
John A. Kite Chairman & CEO	—	—	159,749	$3,664,537
Thomas K. McGowan President & COO	—	—	55,818	$1,285,029
Heath R. Fear EVP & CFO(2)	—	—	52,139	$1,202,730
(1)Value realized on vesting was determined using the closing price of the Company’s common shares on the respective dates that the time-vesting LTIP Units vested or, if they vested on a non-trading day, the closing price on the next preceding trading day.
(2)In addition to his role as Chief Financial Officer, Mr. Fear was appointed President of the Company in March 2026.
Potential Payments Upon Termination or Change in Control
We may be required to make certain payments to our NEOs in the event their services are terminated or we experience a change in control. Under the terms of our 2020 Employment Agreements and 2026 Employment Agreements with Messrs.
Kite, McGowan and Fear, the amount of these payments (and whether we would be required to make them) depends on the nature of the executive’s termination. The various termination and change in control scenarios and the amounts we would be required to pay upon the occurrence of each are described below.

Termination by us without “Cause” or by the NEO for “Good Reason” outside of the “CIC Protection Period”
In this scenario, the NEO would be entitled to:
•compensation accrued at the time of termination
•under the 2020 Employment Agreements:
◦a lump sum severance payment equal to his “severance multiple” (which for Mr.
Kite and Mr. McGowan is three, and for Mr. Fear is two), multiplied by the sum of his base salary then in effect and the average annual cash incentive compensation actually paid to the executive with respect to the prior three fiscal years
◦a lump sum severance payment equal to his pro-rata target annual cash incentive compensation for the year of termination, subject to the applicable performance criteria having been met at target or above for that year
•under the 2026 Employment Agreements:
◦a lump sum severance payment equal to three times the sum of his base salary then in effect and the average annual cash incentive compensation actually paid to the executive with respect to the prior three fiscal years
◦a lump sum severance payment equal to his pro-rata target annual cash incentive compensation for the year of termination, without regard to the achievement of the performance criteria
•continued medical, prescription and dental benefits to him and/or his family for 18 months after his termination date
•full and immediate vesting of his equity awards that are subject only to time-vesting based on service
•pro-rata vesting of his performance-based equity awards (including performance-
based LTIP Units) if the performance objectives are achieved at the end of the performance period

  2026 Proxy Statement  /  45
Compensation of Executive Officers and Trustees

Termination by us without “Cause” or by the NEO for “Good Reason” during the “CIC Protection Period”
In this scenario, the NEO would be entitled to:
•compensation accrued at the time of termination
•a lump sum severance payment equal to three times the sum of his base salary then in effect and the average annual cash incentive compensation actually paid to the executive with respect to the prior three fiscal years
•under the 2020 Employment Agreements:
◦a lump sum severance payment equal to his pro-rata target annual cash incentive compensation for the year of termination, without regard to the achievement of the applicable performance criteria
•under the 2026 Employment Agreements:
◦a lump sum severance payment equal to the target equity award value granted in arrears in the fiscal year following the performance year if such termination occurred prior to the granting of such award, determined without regard to the achievement of the performance criteria
•continued medical, prescription and dental benefits to him and/or his family for 18 months after his termination date
•full and immediate vesting of his equity awards that are subject only to time-vesting based on service
•full vesting of his performance-based equity awards (other than the performance-
based LTIP Units) at the greater of (i) the target level on his termination date or (ii)
actual performance as of his termination date; for the performance-based LTIP Units, pro-rata vesting if the performance objectives are achieved at the end of the performance period

Termination by us for “Cause” or by the NEO without “Good Reason”	In this scenario, the NEO would be entitled to: •compensation accrued at the time of termination
Termination for Death or Disability
In this scenario, the NEO would be entitled to:
•compensation accrued at the time of termination
•a lump sum payment equal to his pro-rata target annual cash incentive compensation for the year of termination
•continued medical, prescription and dental benefits to him and/or his family for 18 months after his termination date
•full and immediate vesting of his equity awards other than any performance-based equity award that specifically supersedes the vesting provision of his employment agreement; for the performance-based LTIP Units, pro-rata vesting if the performance objectives are achieved at the end of the performance period

46  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees

Change in Control
Under the Equity Plan, in the event of a ‘corporate transaction’ (as defined in such plan)
where outstanding equity awards are not assumed by our corporate successor, the NEO would receive:
•full and immediate vesting of all equity awards that were granted under our previous equity incentive plans
•full and immediate vesting of all time-vested equity awards granted under the Equity
Plan (unless we elect to cancel such awards and pay the value received in the corporate transaction by holders of shares for them)
•settlement of performance awards (i) at target if less than half the performance period has passed or if actual performance is not determinable, and (ii) based on actual performance to date if at least half the performance period has passed
Under the form of award agreement for the performance-based LTIP Units, in the event of a corporate transaction, if such awards are not assumed, continued, or substituted for, the greater number of (i) the number of performance-based LTIP Units determined in accordance with actual performance through such corporate transaction based on the pro-rated performance goals or (ii) the target number of performance-based LTIP Units, will vest.

For purposes of the foregoing scenarios, “Cause,” “Good Reason,” “Change in Control,” and “CIC Protection Period” are
defined as follows:
•Cause. Each of the 2020 Employment Agreements and 2026 Employment Agreements generally defines “cause” as an executive’s (i) conviction for or pleading nolo contendere to a felony; (ii) commission of an act of fraud, theft or dishonesty related to our business or his duties; (iii) willful and continuing failure or habitual neglect to perform his duties; (iv) material violation of confidentiality covenants, non-competition agreement or other restrictive covenants contained in the employment agreement; or (v) willful and continuing breach of the employment agreement.
•Good Reason. Each of the 2020 Employment Agreements and 2026 Employment Agreements generally defines “good reason” as (i) a material reduction in the executive’s authority, duties and responsibilities or the assignment to him of duties materially and adversely inconsistent with his position; (ii) a material reduction in the executive’s annual salary
(or, under the 2026 Employment Agreements, target annual bonus opportunity) that is not in connection with a reduction of compensation applicable to senior management employees; (iii) our requirement that the executive’s work location be moved more than 50 miles from our principal place of business in Indianapolis, Indiana; (iv) our failure to obtain a reasonably satisfactory agreement in form and substance to the executive from any successor to our business to assume and perform the employment agreement; or (v) our material breach of the employment agreement.
•Change in Control. The Equity Plan generally defines “corporate transaction” as the first occurrence of, in a single transaction or in a series of related transactions, of any of the following events: (i) our dissolution or liquidation or a merger, consolidation, or reorganization of the Company with one or more other entities in which we are not the surviving entity; (ii) a consummated sale of all or substantially all of the assets of the Company to another person or entity; (iii) any transaction (including a merger or reorganization in which we are the surviving entity) that results in any person or entity (other than persons or entities who are shareholders or affiliates of the Company immediately prior to the transaction) owning 30% or more of the combined voting power of all classes of our shares; or (iv) a change in the composition of our Board as of July 23, 2004, in which the incumbent trustees cease, for any reason, to constitute a majority of the Board unless each trustee who was not an incumbent trustee was elected, or nominated for election, and approved by a vote of at least a majority of the incumbent trustees and trustees subsequently so elected or nominated, excluding those trustees who initially assumed office as a result of an actual or threatened election contest or other solicitation of proxies by or on behalf of an individual, entity or group other than the Board.
•CIC Protection Period. Each of the 2020 Employment Agreements and 2026 Employment Agreements defines “CIC
Protection Period” as the period commencing as of the date of the consummation of a Change in Control and ending on the second anniversary of the consummation of such Change in Control.

  2026 Proxy Statement  /  47
Compensation of Executive Officers and Trustees
QUANTIFICATION OF BENEFITS UNDER TERMINATION EVENTS
The tables below set forth the amounts that we would have been required to pay each of the NEOs under the termination events described above or upon a change in control, assuming the termination or change in control occurred on
December 31, 2025. Because the assumed triggering event is deemed to occur on December 31, 2025, the amounts set forth below reflect the terms and conditions of the 2020 Employment Agreements, not the 2026 Employment Agreements,
given that the 2026 Employment Agreements were not entered into until March 20, 2026. But, to the extent that the terms and conditions of the 2026 Employment Agreements would result in a different amount (had such 2026 Employment
Agreements been in place on December 31, 2025), such different amount is noted in the footnotes to the table below.

Benefits and Payments	Without Cause or For Good Reason outside CIC Protection Period	Without Cause or For Good Reason during CIC Protection Period	For Cause or Without Good Reason(1)	Death or Disability	Change in Control (No Termination)(2)
John A. Kite
Cash Severance(3)(4)	$14,267,500	$14,267,500	$2,912,500	$2,912,500	$—
Accelerated Vesting of Non-Vested Equity Awards(5)	$14,930,690	$14,930,690	$—	$14,930,690	$14,930,690
Medical Benefits	$33,231	$33,231	$—	$33,231	$—
Total	$29,231,421	$29,231,421	$2,912,500	$17,876,421	$14,930,690
Thomas K. McGowan
Cash Severance(3)(4)	$6,227,000	$6,227,000	$1,165,000	$1,165,000	$—
Accelerated Vesting of Non-Vested Equity Awards(5)	$4,930,959	$4,930,959	$—	$4,930,959	$4,930,959
Medical Benefits	$21,029	$21,029	$—	$21,029	$—
Total	$11,178,988	$11,178,988	$1,165,000	$6,116,988	$4,930,959
Heath R. Fear
Cash Severance(3)(4)	$4,539,667	$6,227,000	$1,165,000	$1,165,000	$—
Accelerated Vesting of Non-Vested Equity Awards(5)	$4,602,599	$4,602,599	$—	$4,602,599	$4,602,599
Medical Benefits	$—	$—	$—	$—	$—
Total	$9,142,266	$10,829,599	$1,165,000	$5,767,599	$4,602,599
(1)The amounts in this column reflect the “Compensation Accrued at Termination” as defined in each NEO’s employment agreement, which includes the “Annual Cash Incentive” for 2025 performance, which is only payable because the applicable presumed termination date for purposes of this table is assumed to be the last day of the Company’s 2025 fiscal year (and would not otherwise be payable upon any termination prior to such date).
(2)Consists of a “corporate transaction” under the Equity Plan in which outstanding equity awards are not assumed by our corporate successor. Amounts in this column are payable (i) by operation of our Equity Plan and (ii) for performance-based LTIP Units, by operation of the applicable award agreement, which provides for vesting at the greater of the number of performance-based LTIP
Units that would vest based on actual performance through such corporate transaction based on the pro-rated performance goals or the target number of performance-based LTIP Units. For the performance-based LTIP Units, we assumed actual performance based on the pro-rated performance goals at target was achieved for the 2/14/23 LTIP Units and at maximum was achieved for the 2/16/24
LTIP Units and the 2/18/25 LTIP Units.
(3)For purposes of the pro-rata annual cash incentive compensation for the year of termination included as part of “Cash Severance”
for the first two columns, this row reflects the actual annual cash incentive compensation paid for 2025 (in lieu of target) and does not provide for any proration because the applicable presumed termination date for purposes of this table is assumed to be the last day of the Company’s 2025 fiscal year.
(4)Under the 2026 Employment Agreements, (i) the cash severance payable for a termination without cause or for good reason outside the CIC Protection Period would be the same amount as shown in the table for each of Mr. Kite and Mr. McGowan and would be
$6,227,000 for Mr. Fear and (ii) the cash severance payable for a termination without cause or for good reason during the CIC
Protection Period would be $16,627,500 for Mr. Kite, $6,997,000 for Mr. McGowan, and $6,957,000 for Mr. Fear.
(5)For purposes of a termination without Cause or for Good Reason outside a CIC Protection Period, amount calculated as (i) the number of shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2025 Table) multiplied by the closing price of our common shares of $23.97 on December 31, 2025 (the last trading day of the 2025 calendar year); and (ii)
48  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees
for the performance-based LTIP Units, vesting of the pro-rated number of LTIP Units granted, assuming target performance was satisfied for the 2/14/23 LTIP Units and maximum performance was satisfied for the 2/16/24 LTIP Units and the 2/18/25 LTIP Units. For
purposes of a termination without Cause or for Good Reason during a CIC Protection Period, amount calculated as (i) the number of shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2025 Table) multiplied by the closing price of our common shares of $23.97 on December 31, 2025 (the last trading day of the 2025 calendar year); and (ii) for the performance-based LTIP Units, vesting of the pro-rated number of LTIP Units granted, assuming target performance was satisfied for the 2/14/23 LTIP Units and maximum performance was satisfied for the 2/16/24 LTIP Units and the 2/18/25 LTIP Units.
Equity Compensation Plan Information
The following table gives information about our common shares that may be issued under all of our existing equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders	27,898	$16.69	3,632,531
Equity compensation plans not approved by shareholders	—	—	—
Total	27,898	$16.69	3,632,531
Pay Ratio Disclosure
Pursuant to Item 402(u) of SEC Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer
Protection Act, presented below is the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our CEO). The Company believes that the ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).
The Company identified its “median employee” as of December 31, 2025, by using Box 1 from Form W-2 for all Company employees employed as of that date, which is the same methodology we used to calculate the pay ratio disclosed in the
Company’s 2025 proxy statement. The Company annualized the reported compensation for all permanent employees that were hired during 2025. The Company did not make any cost-of-living or other adjustments.
Using this methodology, the Company’s median employee was an exempt employee whose total annual compensation in
2025 was $132,535. This total compensation included annual base salary, a subjective, annual bonus, and the Company’s contributions towards (i) dental, health and life insurance, (ii) the employee’s health savings account, and (iii) the employee under the 401(k) Plan. Using the total annual compensation from the “Summary Compensation Table” on page 39, our Chief
Executive Officer’s total annual compensation was $7,882,883. The ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for fiscal year 2025 was 59 to 1.
  2026 Proxy Statement  /  49
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between compensation actually paid
(calculated pursuant to Item 402(v)) and the Company’s performance.
PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)(4)	Net Income(5)	Core FFO per Share(6)
2025	$7,882,883	$13,837,527	$3,047,888	$4,952,441	$199.15	$137.83	$305,528,000	$2.06
2024	$6,906,444	$11,713,516	$2,711,978	$4,461,148	$199.65	$133.97	$4,416,000	$1.99
2023	$6,887,961	$10,722,993	$2,644,784	$3,756,669	$172.90	$123.21	$48,383,000	$1.90
2022	$10,245,701	$5,427,279	$3,988,896	$3,148,121	$152.12	$108.34	$(12,154,000)	$1.81
2021	$5,815,004	$23,465,527	$2,363,236	$6,425,714	$150.92	$143.24	$(81,722,000)	$1.50
(1)Reflects summary compensation table amounts and Compensation Actually Paid to our PEO and the average summary compensation table amounts and Compensation Actually Paid to our Non-PEO NEOs, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs*
2025	John A. Kite (Chairman & CEO)	Thomas K. McGowan (President & COO) and Heath R. Fear (EVP & CFO)
2024	John A. Kite (Chairman & CEO)	Thomas K. McGowan (President & COO) and Heath R. Fear (EVP & CFO)
2023	John A. Kite (Chairman & CEO)	Thomas K. McGowan (President & COO) and Heath R. Fear (EVP & CFO)
2022	John A. Kite (Chairman & CEO)	Thomas K. McGowan (President & COO) and Heath R. Fear (EVP & CFO)
2021	John A. Kite (Chairman & CEO)	Thomas K. McGowan (President & COO) and Heath R. Fear (EVP & CFO)
* In addition to his role as Chief Financial Officer, Mr. Fear was appointed President of the Company in March 2026.
50  /  2026 Proxy Statement
Compensation of Executive Officers and Trustees
(2)Compensation Actually Paid is calculated in accordance with SEC rules. Adjustments made to each NEO’s total compensation for each year to determine Compensation Actually Paid are shown in the table below:

Adjustments to Determine Compensation ‘‘Actually Paid’’ for PEO	2025	2024	2023	2022	2021
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table	$(3,931,061)	$(3,213,639)	$(3,051,634)	$(6,411,946)	$(2,425,631)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	$8,750,826	$6,119,374	$4,725,216	$7,698,026	$3,865,837
Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$718,064	$34,066	$360,207	$(5,370,914)	$15,697,507
Increase for Fair Value of Awards Granted during year that Vested during year	$—	$—	$—	$—	$—
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$108,129	$1,545,346	$1,482,476	$(971,346)	$335,145
Deduction of Prior Year-end Fair Value of Awards that were Forfeited	$—	$—	$—	$—	$—
Increase for Value of Dividends Paid on Unvested Awards not otherwise reflected in the fair value or other component of total compensation	$308,686	$321,925	$318,767	$237,758	$177,665
Total Adjustments	$5,954,644	$4,807,072	$3,835,032	$(4,818,422)	$17,650,523

Adjustments to Determine Compensation ‘‘Actually Paid’’ for Non-PEO NEOs (Average)	2025	2024	2023	2022	2021
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table	$(1,259,311)	$(1,026,287)	$(949,932)	$(2,274,376)	$(805,457)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	$2,792,487	$1,959,462	$1,478,707	$2,622,173	$1,242,581
Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$231,959	$22,869	$69,475	$(1,062,962)	$3,452,721
Increase for Fair Value of Awards Granted during year that Vested during year	$—	$—	$—	$—	$—
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$36,653	$682,994	$398,093	$(218,857)	$98,591
Deduction of Prior Year-end Fair Value of Awards that were Forfeited	$—	$—	$—	$—	$—
Increase for Value of Dividends Paid on Unvested Awards not otherwise reflected in the fair value or other component of total compensation	$102,765	$110,132	$115,542	$93,247	$74,042
Total Adjustments	$1,904,553	$1,749,170	$1,111,885	$(840,775)	$4,062,478
The valuation assumptions used to calculate the fair values were updated as of each measurement date and will differ from those disclosed as of the grant date; however, the methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant. Fair value conclusions also include the application of a discount to account for the lack of marketability, or illiquidity, associated with the post-vest restriction period and the uncertainty regarding if the book capital account of LTIP Units equals that of common units.
(3)Reflects the value of an initial investment of $100 on December 31, 2020, assuming dividends are reinvested throughout the period.
(4)Reflects the FTSE Nareit All Equity REITs Index.
(5)Net income for prior years has been updated to reflect net income rather than net income attributable to common shareholders.
(6)Reflects Core FFO, adjusted in 2021 and 2022 for merger and acquisition costs and excludes the impact of prior period bad debt or the collection of accounts receivable previously written off; and adjusted in 2024 and 2025 for the impact of the outperformance component of short-term incentive compensation.
  2026 Proxy Statement  /  51
Compensation of Executive Officers and Trustees
TABULAR LIST OF IMPORTANT FINANCIAL MEASURES
The following table reflects the financial measures that we have determined represent the most important financial measures used to link Compensation Actually Paid to performance for 2025 (in thousands except for Core FFO per Share and
Relative TSR):
Most Important Financial Measures
Core FFO per Share
Same Property NOI
Retail Portfolio Leased Rate
Relative TSR vs. Nareit Equity Shopping Center REITs

Compensation Actually Paid and Core FFO per Share
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,466
$6,426
$5,427
$3,148
$10,723
$3,757
$11,174
$4,461
$13,838
$4,952
$1.50
$1.81
$1.90
$1.99
$2.06
2021
2022
2023
2024
2025
PEO Pay
NEO Pay
Core FFO per Share

Compensation Actually Paid and Net Income
PEO Pay
NEO Pay
Net Income
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,466
$6,426
$(81,722)
$5,427
$3,148
$(12,154)
$10,723
$3,757
$48,383
$11,714
$4,461
$4,416
$13,838
$4,952
$305,528
2021
2022
2023
2024
2025

Compensation Actually Paid and TSR Performance
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,466
$6,426
$5,427
$3,148
$10,723
$3,757
$11,714
$4,461
$13,838
$4,952
$150.92
$152.12
$172.90
$199.65
$199.15
$143.24
$108.34
$123.21
$133.97
$137.83
2021
2022
2023
2024
2025
PEO Pay
NEO Pay
KRG TSR
Peer Group TSR

TSR Performance
$200.00
$150.00
$100.00
$50.00
$0.00
Dec 2020
Dec 2021
Dec 2022
Dec 2023
Dec 2024
Dec 2025
KRG
Peer Group

$199.15 KRG
$137.83 FTSE Nareit
Equity REIT Index
52  /  2026 Proxy Statement
PROPOSAL 3:
Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee of our Board has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. After careful consideration of the matter and in recognition of the importance of this matter to our shareholders, the Board has determined that it is in the best interests of the Company and our shareholders to seek the ratification by our shareholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to ratify the appointment of KPMG as our independent registered public accounting firm. For purposes of this proposal, a majority of votes cast means that the number of votes cast “for” this proposal exceeds the number of votes cast “against” this proposal. Abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of KPMG as our independent registered public accounting firm is ratified, our Board and the Audit Committee may, in their discretion, change that appointment at any time during the year should they determine such a change would be in the best interests of the Company and our shareholders. If the appointment of KPMG is not ratified, the Audit
Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.
OUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2026.
  2026 Proxy Statement  /  53
PROPOSAL 3: Ratification of Appointment of Independent Registered Public Accounting Firm
Relationship with Independent Registered Public Accounting Firm
FEES
The following summarizes the fees billed by KPMG for services performed for the years ended December 31, 2025 and
2024:

	2025	2024
Audit Fees(1)	$1,675,000	$1,695,000
Audit-Related Fees	$—	$—
Tax Fees(2)	$100,080	$56,500
All Other Fees	$—	$—
Total	$1,775,080	$1,751,500
(1)Audit fees include the (i) audit of the financial statements, (ii) attestation on the effectiveness of internal controls over financial reporting, and (iii) issuance of independent registered public accounting firm consents and comfort letters, as applicable.
(2)Tax fees primarily consist of fees for tax consulting and tax compliance services.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit
Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the
Company’s independent auditor to provide any permitted non-audit service to the Company. The Audit Committee has delegated authority to its chairman to pre-approve engagements for the performance of audit and non-audit services for which the estimated cost for such services shall not exceed $200,000. The chairman must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.
All audit-related and non-audit services provided to us by KPMG since our engagement of KPMG as our independent registered public accounting firm have been pre-approved by the Audit Committee.
54  /  2026 Proxy Statement
PROPOSAL 3: Ratification of Appointment of Independent Registered Public Accounting Firm
Report of the Audit Committee
The Audit Committee is currently composed of Dr. Charles H. Wurtzebach, Ms. Bonnie S. Biumi, Mr. Derrick Burks, Mr.
Steven P. Grimes, and Mr. David R. O’Reilly. The members of the Audit Committee are appointed by and serve at the discretion of the Board.
One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the
Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025 with our management.
The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable requirements of the Public Company Accounting
Oversight Board (“PCAOB”) and the SEC.
The Audit Committee has received both the written disclosures and the letter regarding the independent auditor’s independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent auditors their independence. In addition, the Audit Committee considers whether the provision of non-audit services, and the fees charged for such non-audit services, by the independent auditor are compatible with maintaining the independence of the independent auditor from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the
Company’s audited financial statements for 2025 be included in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Trustees
CHARLES H. WURTZEBACH (Chairman)
BONNIE S. BIUMI
DERRICK BURKS
STEVEN P. GRIMES
DAVID R. O’REILLY
  2026 Proxy Statement  /  55
Principal Shareholders
The following table sets forth certain information regarding the beneficial ownership of our common shares and units of limited partnership interest of our Operating Partnership as of March 18, 2026 by:
•each of our trustees;
•each of our NEOs;
•all of our trustees and executive officers as a group; and
•each person known to us to be the beneficial owner of more than five percent of our common shares.
Unless otherwise indicated, the information set forth below is as of March 18, 2026, the record date for the Annual Meeting.
Operating partnership units are redeemable for an equal number of our common shares or cash, at our election, beginning one year after the date of issuance. Unless otherwise indicated, all shares and operating partnership units are owned directly, and the indicated person has sole voting and dispositive power with respect to such shares or operating partnership units.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/
or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Kite Realty Group Trust, 30 South Meridian
Street, Suite 1100, Indianapolis, IN 46204.
56  /  2026 Proxy Statement
Principal Shareholders

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)	% of all Shares(2)	% of all Shares and Units(3)	Number of Shares, Units and Unvested Time-based Securities Beneficially Owned(4)	% of all Shares, Units and Unvested Time-based LTIP Units
Executive Officers and Trustees
John A. Kite	2,667,967(5)	1.3%	1.3%	2,926,215	1.4%
Thomas J. McGowan	1,005,475(6)	*	*	1,090,427	*
Heath R. Fear	589,619(7)	*	*	669,509	*
Bonnie S. Biumi	73,680	*	*	73,680	*
Derrick Burks	31,181	*	*	31,181	*
Victor J. Coleman	97,452	*	*	97,452	*
Steven P. Grimes	697,037(8)	*	*	697,037	*
Christie B. Kelly	71,836	*	*	71,836	*
Peter L. Lynch	75,861	*	*	75,861	*
David R. O’Reilly	68,924	*	*	68,924	*
Barton R. Peterson	85,780	*	*	85,780	*
Charles H. Wurtzebach	58,060	*	*	58,060	*
Caroline L. Young	42,749	*	*	42,749	*
All executive officers and trustees as a group (13 persons)	5,565,621	2.7%	2.7%	5,988,711	2.9%
More than Five Percent Beneficial Owners**
BlackRock, Inc.(9)	31,641,299	15.6%	15.2%
Cohen & Steers, Inc.(10)	26,743,974	13.2%	12.8%
State Street Corporation(11)	13,528,260	6.7%	6.5%
*  Less than 1%
(1)Includes, for the named person(s), the sum of (a) the total number of common shares owned by such person(s) and (b) the total number of common shares issuable to such person(s) upon exchange of certain interests in our Operating Partnership within 60 days of March 18, 2026, including OP Units and vested LTIP Units, which are redeemable for common shares or cash, at the
Company’s election, upon conversion to OP Units.
(2)The total number of shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a)
common shares outstanding as of March 18, 2026, (b) the number of common shares that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of March 18, 2026, and (c) the number of common shares issuable to such person(s) upon redemption of limited partnership units owned by such person(s), including vested LTIP Units, which are redeemable for common shares or cash, at the Company’s election, upon conversion to OP Units.
(3)The total number of shares and units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 203,051,651 common shares outstanding as of March 18, 2026, (b) 5,257,516 limited partnership units outstanding as of
March 18, 2026 (other than such units held by us), (c) the number of common shares that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of March 18, 2026 and (d) outstanding vested LTIP Units, which are redeemable for common shares or cash, at the Company’s election, upon conversion to OP Units. Assumes that all outstanding vested LTIP Units that each person owns have been converted into OP Units.
(4)Includes, for the named person(s), the sum of (a) the amounts disclosed in the “Number of Shares and Units Beneficially Owned”
column and (b) the total number of unvested time-based LTIP Units and/or unvested time-based restricted shares owned by such person(s) as disclosed elsewhere in the footnotes to this table.
(5)Includes 54,121 common shares and 2,611,748 limited partnership units owned directly by John A. Kite and 2,098 common shares owned by Mr. Kite’s spouse. Of the shares and units included as beneficially owned by Mr. Kite, 9,857 shares and 326,067 units are pledged to secure indebtedness owed by Mr. Kite or his affiliates. Excludes 258,248 unvested time-based LTIP Units owned by Mr.
Kite.
  2026 Proxy Statement  /  57
Principal Shareholders
(6)Includes 106,028 common shares and 894,447 limited partnership units owned directly by Thomas K. McGowan, and 5,000 limited partnership units held by an irrevocable trust. Excludes 84,952 unvested time-based LTIP Units owned by Mr. McGowan.
(7)Includes 69,265 common shares and 520,354 limited partnership units owned directly by Heath R. Fear. Excludes 79,890 unvested time-based LTIP Units owned by Mr. Fear.
(8)As of March 18, 2026, all of the shares held by Steven P. Grimes were pledged pursuant to a loan management agreement between
Mr. Grimes and an investment bank.
(9)Based on information provided by BlackRock, Inc. (“BlackRock”) in a Schedule 13G/A filed with the SEC on April 29, 2025. BlackRock has sole voting power with respect to 30,980,175 shares, shared voting power with respect to none of these shares, sole dispositive power with respect to 31,641,299 of these shares and shared dispositive power with respect to none of these shares. The address of
BlackRock, as reported by it in the Schedule 13G/A, is 50 Hudson Yards, New York, NY 10001. BlackRock reports that it is the parent holding company for certain persons or entities that have acquired our common shares, which are listed in that Schedule 13G/A.
(10)Based on information provided by Cohen & Steers, Inc. for itself and certain of its subsidiaries (“Cohen & Steers”) in a Schedule
13G/A filed with the SEC on December 5, 2025. Cohen & Steers has sole voting power with respect to 25,439,798 shares, shared voting power with respect to none of these shares, sole dispositive power with respect to 26,743,974 of these shares and shared dispositive power with respect to none of these shares. The address of Cohen & Steers, Inc. and Cohen & Steers Capital
Management, Inc., as reported by it in the Schedule 13G/A, is 1166 Avenue of the Americas, 30th floor, New York, NY 10036. The address of Cohen & Steers UK Ltd., as reported by it in the Schedule 13G/A, is The Burlian, 2nd Floor, 3 Dering Street, London W1S
1AA, United Kingdom. The address of Cohen & Steers Asia Ltd., as reported by it in the Schedule 13G/A, is 3301B 33rd Floor, The
Henderson, 2 Murray Road, Central, Hong Kong. The address of Cohen & Steers Ireland Ltd., as reported by it in the Schedule 13G/
A, is Suite G01, 81 Merrion Square South, Dublin 2, D02 NR12, Ireland.
(11)Based on information provided by State Street Corporation (“State Street”) in a Schedule 13G/A filed with the SEC on January 30,
2024. State Street has sole voting power with respect to no shares, shared voting power with respect to 10,606,899 shares, sole dispositive power with respect to no shares and shared dispositive power with respect to 13,506,364 of these shares. The address of
State Street, as reported by it in the Schedule 13G/A, is 1 Congress Street, Suite 1, Boston, MA 02114-2016. State Street reports that it is the parent holding company for certain persons or entities that have acquired our common shares, which are listed in that
Schedule 13G/A.
**  In a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group (“Vanguard”) reported aggregate beneficial ownership of 32,715,871 common shares, which would constitute approximately 16% of all common shares of the Company and approximately 15% of all common shares and units of the Company. However, in a Schedule 13G/A filed with the SEC on March 27,
2026, Vanguard reported that it beneficially owns 0.0% as of March 13, 2026, following an internal reorganization pursuant to which
Vanguard’s beneficial ownership has been disaggregated. In its Schedule 13G/A, Vanguard noted that (i) certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard will report beneficial ownership separately (on a disaggregated basis) from Vanguard and (ii) that Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. Accordingly,
Vanguard is not included among the 5% beneficial owners presented in the table.
58  /  2026 Proxy Statement
Certain Relationships and Related Transactions
RELATED PERSON TRANSACTION POLICY
We have adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, and if necessary, approved first by our Corporate Governance and Nominating Committee, and if appropriate, by a majority of the disinterested trustees of our Board. The policy applies to transactions or arrangements between us and any related person, including trustees, trustee nominees, executive officers, greater than 5%
shareholders and the immediate family members of each of these groups. This policy does not, however, apply with respect to general conflicts between our interests and our employees, officers and trustees, including issues relating to engaging in a competing business and performing outside or additional work, which are reported and handled in accordance with our separate Code of Business Conduct and Ethics and other procedures and guidelines that we may implement from time to time.
Under the policy, our trustees and executive officers are responsible for identifying and reporting to our Chief Financial
Officer (the “Compliance Officer”) any proposed transaction with a related person.
Upon notification, the Compliance Officer begins collecting information regarding the transaction and notifies the Corporate
Governance and Nominating Committee Chairperson of such transaction. The Chairperson of the Corporate Governance and
Nominating Committee determines whether the proposed transaction is required to be, or otherwise should be, reviewed by the Corporate Governance and Nominating Committee.
If the proposed transaction is required to be approved by a majority of the disinterested members of our Board in accordance with our Declaration of Trust or corporate governance guidelines, the Corporate Governance and Nominating
Committee makes a recommendation regarding the proposed transaction, and the disinterested trustees determine whether it is appropriate and advisable for us to engage in the proposed transaction. If the transaction involves a trustee, that trustee does not participate in the action regarding whether to approve or ratify the transaction. If the proposed transaction is not required to be approved by a majority of the disinterested members of our Board, the Corporate Governance and
Nominating Committee has the final authority to approve or disapprove the proposed transaction.
RELATED PERSON TRANSACTIONS
The following information summarizes our transactions with related parties during 2025 that were subject to our related person transaction policy:
The Company holds certain corporate functions at the Conrad Indianapolis, which also often hosts visitors to the Company’s headquarters. The Conrad Indianapolis is a hotel owned by Circle Block Partners, LLC, an entity in which Mr. Alvin E. Kite, the Company’s Chairman Emeritus and the father of Mr. John A. Kite, is the majority owner, and Messrs. John A. Kite and
Thomas K. McGowan, two of our named executive officers, are minority owners. The Company pays discounted rates for its use of the hotel and its facilities. In 2025, fees paid to the Conrad Indianapolis for these various activities totaled approximately $171,000.
  2026 Proxy Statement  /  59
Other Matters
Other Matters
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and trustees, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the
SEC and the NYSE. Executive officers, trustees and greater than 10% shareholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.
Except as set forth below, to our knowledge, based on our review of the copies of such forms and amendments thereto, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that our executive officers, trustees and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2025.
On July 9, 2025, a late Form 4 was filed for Victor J. Coleman with respect to a transaction that occurred on July 1, 2025 involving the award of 524 deferred share units issued in lieu of a portion of Mr. Coleman’s cash retainer.
On December 2, 2025, a late Form 3 was filed for Joseph D. Schmid following his appointment as the Company’s interim
Chief Accounting Officer on November 21, 2025 due to a delay in obtaining EDGAR filing credentials.
Other Matters to Come Before the 2026 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.
Shareholders Proposals and Nominations for the 2027 Annual
Meeting
Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than December 2, 2026. However, if we hold our 2027 annual meeting on a date that is more than 30 days before or after May 14, 2027, shareholders must submit proposals for inclusion in our 2027 proxy statement within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials unless conditions specified in the rule are met.
In addition, any shareholder who wishes to propose a nominee to our Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II,
Section 13 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to our Board and the proposal of business to be considered by the shareholders for the 2027 annual meeting must be received no earlier than December 2, 2026, and not later than January 1, 2027. However, in the event that the date of the notice of the 2027 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the notice of the prior annual meeting, notice by the shareholder to be timely must be received no earlier than the 120th day prior to the date of mailing of the notice for the
2027 annual meeting and not later than the later of the 90th day prior to the date of mailing of the notice for the 2027 annual meeting or the 10th day following the date that we publicly announce the date of mailing of the notice for the 2027 annual meeting.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the
Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Householding of Proxy Materials
If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you
60  /  2026 Proxy Statement
Other Matters
hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as
“householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-866-540-7095). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis,
Indiana 46204, Attention: Investor Relations (telephone number: 317-577-5600). If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.
2026 Proxy Statement  /  61
Important Notice Regarding Availability of
Proxy Materials for Shareholder Meeting on
May 14, 2026
This proxy statement, our annual report to shareholders and our annual report on Form 10-K for the year ended
December 31, 2025 are available on our website at www.kiterealty.com under the Investors section of the website. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.
Additional copies of this proxy statement, our annual report to shareholders or our annual report on Form 10-K for the year ended December 31, 2025 will be furnished without charge upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this proxy statement. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2025 for a reasonable fee.
****
By Order of the Board of Trustees,
DEAN J. PAPADAKIS
Senior Vice President, Chief Legal Officer
and Corporate Secretary
Indianapolis, Indiana
April 1, 2026
A-1  /  2026 Proxy Statement
Annex A:
Definitions and Reconciliations of GAAP and
Non-GAAP Financial Measures
Please refer to our annual and quarterly financial statements filed with the SEC on Forms 10-K and 10-Q and other public reports for further information about us and our business.
FFO: We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the
National Association of Real Estate Investment Trusts (“NAREIT”), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding (i) depreciation and amortization related to real estate, (ii)
gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. A reconciliation of FFO to consolidated net income is included on page 46 of our Annual Report on Form 10-K for the year ended December 31, 2025. From time to time, the
Company may report or provide guidance with respect to “FFO, as adjusted,” which removes the impact of certain non-
recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including, without limitation, (i) gains or losses associated with the early extinguishment of debt, (ii) gains or losses associated with litigation involving the Company that is not in the normal course of business, (iii) merger and acquisition costs, (iv) the impact on earnings from significant and non-recurring employee severance costs and recruiting expenses, including sign-on bonuses and search fees, (v) the excess of redemption value over carrying value of preferred stock redemption, and (vi) the impact of prior period bad debt or the collection of accounts receivable previously written off
(“prior period collection impact”), which are not otherwise adjusted in the Company’s calculation of FFO.
Core FFO: Core FFO modifies FFO for certain non-cash transactions that result in recording income or expense and impact our period-over-period performance, including (i) amortization of deferred financing costs, (ii) non-cash compensation expense and other, (iii) straight-line rent related to minimum rent and common area maintenance, (iv) market rent amortization income, and (v) amortization of debt discounts, premiums and hedge instruments, and include adjustments related to our pro rata share from unconsolidated joint ventures for these categories as applicable.
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA: We define EBITDA as net income before interest expense, income tax expense of the taxable REIT subsidiaries, and depreciation and amortization. For informational purposes, we also provide Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, as adjusted, (ii) gains on sales of operating properties or impairment charges, (iii) merger and acquisition costs, (iv)
other income and expense, (v) noncontrolling interest Adjusted EBITDA, and (vi) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is our share of net debt divided by Annualized Adjusted EBITDA. EBITDA,
Adjusted EBITDA, Annualized Adjusted EBITDA, and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do.
NOI and Same Property NOI: We define NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate-level expenses, including merger and acquisition costs. Same Property NOI is net income excluding properties that have not been owned for the full periods presented. Same Property NOI also excludes
(i) net gains from outlot sales, (ii) straight-line rent revenue, (iii) lease termination income in excess of lost rent, (iv)
amortization of lease intangibles, and (v) significant prior period expense recoveries and adjustments, if any. A reconciliation of Same Property NOI to net income attributable to common shareholders is included on page 44 of our Annual Report on
Form 10-K for the year ended December 31, 2025.
While we believe our non-GAAP measures are important supplemental measures, they should not be used alone because they exclude significant economic components of the comparable measures computed under GAAP, and are, therefore, limited as analytical tools. These measures are used by management as supplemental financial measures of operating performance, and we believe that it is important that shareholders, potential investors and financial analysts understand the measures management uses. We do not use our non-GAAP measures as, nor should they be considered to be, alternatives to net income, net income attributable to common shareholders or income from continuing operations before income taxes computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
    2026 Proxy Statement  /  A-2
Annex A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures
Our calculations of FFO(1) and reconciliations to net income and Core FFO for the years ended December 31, 2025,
2024, and 2023 (unaudited) are as follows (dollars in thousands):

	Year Ended December 31,
	2025	2024	2023
Net income	$305,528	$4,416	$48,383
Less: net income attributable to noncontrolling interests in properties	(311)	(280)	(257)
Less/add: (gain) loss on sales of operating properties, net	(291,962)	864	(22,601)
Less: gain on sale of unconsolidated property, net	—	(2,325)	—
Add: impairment charges	51,849	66,201	477
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	403,534	394,847	427,335
NAREIT FFO of the Operating Partnership(1)	468,638	463,723	453,337
Less: Limited Partners’ interests in FFO	(10,001)	(7,889)	(6,447)
FFO attributable to common shareholders(1)	458,637	455,834	446,890
Weighted average common shares and units outstanding—diluted	223,192,663	223,530,266	222,898,407
NAREIT FFO per share of the Operating Partnership – diluted	$2.10	$2.07	$2.03

Reconciliation of NAREIT FFO to Core FFO(2)
NAREIT FFO of the Operating Partnership	$468,638	$463,723	$453,337
Add:
Amortization of deferred financing costs	7,060	4,650	3,609
Non-cash compensation expense and other	12,098	11,794	11,063
Less:
Straight-line rent – minimum rent and common area maintenance	11,710	12,085	11,820
Market rent amortization income	9,946	10,082	12,117
Amortization of debt discounts, premiums and hedge instruments	5,707	13,592	19,503
Core FFO of the Operating Partnership	$460,433	$444,408	$424,569
Core FFO per share of the Operating Partnership – diluted	$2.06	$1.99	$1.90
(1)“FFO of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.
(2)Includes the Company’s pro rata share from unconsolidated joint ventures.
A-3  /  2026 Proxy Statement
Annex A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures
The following table presents Same Property NOI(1) and a reconciliation to net income attributable to common shareholders for the years ended December 31, 2025 and 2024 (unaudited) (in thousands):

	Year Ended December 31,
	2025	2024
Minimum rent	$563,585	$549,454
Tenant recoveries	158,117	151,843
Bad debt reserve	(7,034)	(5,073)
Other income, net	9,858	10,074
Total revenue	724,526	706,298
Property operating expenses	(92,208)	(91,054)
Real estate taxes	(92,628)	(90,644)
Total expenses	(184,836)	(181,698)
Same Property NOI	$539,690	$524,600
Reconciliation of Same Property NOI to most directly comparable GAAP measure:
Net operating income—same properties	$539,690	$524,600
Net operating income—non-same activity(2)	79,791	90,722
Net gains from outlot sales	6,096	4,363
Total property NOI	625,577	619,685
Other income, net	1,161	21,235
General, administrative and other	(55,459)	(52,558)
Loss on extinguishment of debt	—	(180)
Impairment charges	(51,849)	(66,201)
Depreciation and amortization	(373,287)	(393,335)
Interest expense	(132,577)	(125,691)
Gain (loss) on sales of operating properties, net	291,962	(864)
Gain on sale of unconsolidated property, net	—	2,325
Net income attributable to noncontrolling interests	(6,865)	(345)
Net income attributable to common shareholders	$298,663	$4,071
(1)Same Property NOI excludes the following: (i) properties acquired or placed in service during 2024 and 2025; (ii) The Corner – IN, which was reclassified from active development into our operating portfolio in March 2025; (iii) Eastgate Crossing, which was reclassified from our operating portfolio in September 2025 due to significant disruption caused by severe flooding as a result of
Tropical Storm Chantal; (iv) our active development project at One Loudoun Expansion; (v) Hamilton Crossing Centre and
Edwards Multiplex – Ontario, which were reclassified from our operating portfolio into redevelopment in June 2014 and March
2023, respectively; (vi) properties sold or classified as held for sale during 2024 and 2025; and (vii) standalone office properties, including the Carillon medical office building, which was reclassified from active redevelopment into our office portfolio in
December 2024.
(2)Includes non-cash activity across the portfolio as well as NOI from properties not included in the Same Property Pool, including properties sold during both periods.
    2026 Proxy Statement  /  A-4
Annex A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures
The following table presents Retail NOI and a reconciliation to net income (the most directly comparable GAAP measure) for the three months ended December 31, 2025 and 2024 (in thousands):

	Three Months Ended December 31,
	2025	2024
Net income	$185,075	$22,230
Adjustments:
General, administrative and other	15,628	13,549
Fee income	(1,671)	(441)
Net gains from outlot sales	—	(2,505)
Impairment charges	12,544	—
Depreciation and amortization	87,799	97,009
Interest expense	32,409	32,706
Loss on extinguishment of debt	—	180
Equity in loss (earnings) of unconsolidated subsidiaries	3,186	(43)
Income tax expense (benefit) of taxable REIT subsidiaries	152	(186)
Other income, net	(2,060)	(5,575)
Gain on sales of operating properties, net	(183,107)	—
NOI	$149,955	$156,924
Retail NOI	$140,237	$149,467
Office and other NOI	9,718	7,457
NOI	$149,955	$156,924
Retail Revenue	$188,014	$199,766
NOI/Revenue – Retail properties	74.6%	74.8%
A-5  /  2026 Proxy Statement
Annex A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures
The following table presents a reconciliation of our EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA to net
income (loss) (the most directly comparable GAAP measure) and a calculation of Net Debt to Adjusted EBITDA for the three months ended December 31, 2025, 2024 and 2023 (in thousands):

	Three Months Ended December 31,
	2025	2024	2023
Net income	$185,075	$22,230	$8,164
Depreciation and amortization	87,799	97,009	102,898
Interest expense	32,409	32,706	27,235
Income tax expense (benefit) of taxable REIT subsidiaries	152	(186)	449
EBITDA	305,435	151,759	138,746
Unconsolidated EBITDA, as adjusted	10,310	1,134	828
Impairment charges	12,544	—	—
Loss on extinguishment of debt	—	180	—
Gain on sales of operating properties, net	(183,107)	—	(133)
Other income and expense, net	1,126	(5,618)	(540)
Noncontrolling interests	(212)	(210)	(189)
Adjustments for dispositions(1)	(6,293)	—	—
Adjusted EBITDA	139,803	147,245	138,712
Annualized Adjusted EBITDA(2)	$559,212	$588,980	$554,849
Company share of Net Debt:
Mortgage and other indebtedness, net	$3,025,478	$3,226,930	$2,829,202
Add: Company share of unconsolidated joint venture debt	202,986	44,569	55,911
Add/less: debt discounts, premiums and issuance costs, net	2,459	1,255	(26,261)
Less: Partner share of consolidated joint venture debt(3)	(9,753)	(9,801)	(9,849)
Company’s consolidated debt and share of unconsolidated debt	3,221,170	3,262,953	2,849,003
Less: cash and cash equivalents	(36,761)	(128,056)	(36,413)
Less: restricted cash, escrow deposits and short-term deposits	(441,605)	(355,271)	(5,017)
Less: Company share of unconsolidated joint venture cash and cash equivalents	(16,448)	(1,953)	(2,556)
Company share of Net Debt	$2,726,356	$2,777,673	$2,805,017
Net Debt to Adjusted EBITDA	4.9x	4.7x	5.1x
(1)Adjustments for dispositions relate to current quarter GAAP operating income for the sale of 10 properties during the three months ended December 31, 2025 during the period of ownership.
(2)Represents Adjusted EBITDA for the three months ended December 31, 2025, 2024 and 2023 (as shown in the table above)
multiplied by four.
(3)Partner share of consolidated joint venture debt is calculated based upon the partner’s pro-rata ownership of the joint venture, multiplied by the related secured debt balance.
30 S MERIDIAN STREET, SUITE 1100
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317 577 5600
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have
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V66070-P26717                                                              KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KITE REALTY GROUP TRUST
The Board of Trustees recommends you vote FOR all of the
following nominees:
1.Election of Trustees:

Nominees:		For	Against	Abstain
1a.	John A. Kite	☐	☐	☐
1b.	Derrick Burks	☐	☐	☐
1c.	Victor J. Coleman	☐	☐	☐
1d.	Steven P. Grimes	☐	☐	☐
1e.	Christie B. Kelly	☐	☐	☐
1f.	Peter L. Lynch	☐	☐	☐
1g.	David R. O'Reilly	☐	☐	☐
1h.	Barton R. Peterson	☐	☐	☐
1i.	Charles H. Wurtzebach	☐	☐	☐
1j.	Caroline L. Young	☐	☐	☐

The Board of Trustees recommends you vote “FOR” proposals 2 and 3.		For	Against	Abstain
2.	To approve, on an advisory (non-binding) basis, the compensation of Kite Realty Group Trust's named executive officers.	☐	☐	☐
3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2026.	☐	☐	☐
NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE
LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO
VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER
SUBMITTING THIS PROXY ON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY
POSTPONEMENT OR ADJOURNMENT THEREOF.

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Date
Signature [PLEASE SIGN WITHIN BOX]
Signature [Joint Owners]
Date
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials for the Kite Realty Group Trust Annual Meeting of Shareholders,
including the Notice and Proxy Statement and Annual Report, are available at
www.proxyvote.com.
V66071-P26717
KITE REALTY GROUP TRUST
Proxy Solicited By The Board of Trustees
For The Annual Meeting of Shareholders
To Be Held May 14, 2026
This proxy is solicited on behalf of the Board of Trustees of Kite Realty Group Trust.
The undersigned shareholder of Kite Realty Group Trust hereby appoints John A. Kite and Heath R. Fear, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the common shares of Kite Realty Group Trust that the undersigned may be entitled to vote at the Annual Meeting of
Shareholders of Kite Realty Group Trust to be held at Kite Realty Group Trust, 30 South Meridian Street, Suite 800,
Indianapolis, IN 46204 on Thursday, May 14, 2026 at 9:00 a.m. EDT, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THIS PROXY, OR IF NO DIRECTION IS
INDICATED, WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR”
PROPOSAL 3 AND WITH RESPECT TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY
SHALL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE.
Continued and to be signed on reverse side